                                HUNT CORPORATION
                       (FORMERLY HUNT MANUFACTURING CO.)
                      SUPPLEMENTAL EXECUTIVE BENEFITS PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)




















                                  JANUARY 1999

                                TABLE OF CONTENTS

                                                                            Paqe
Article I - Purpose ...................................................     1
1.1        Purpose ....................................................     1

Article II - Definitions ..............................................     2
2.1        Account or Accounts ........................................     2
2.2        Accrual Computation Period .................................     2
2.3        Accrued Benefit ............................................     2
2.4        Actuarial Equivalent .......................................     2
2.5        Actuary ....................................................     3
2.6        Affiliate ..................................................     3
2.7        Annuity Starting Date ......................................     3
2.8        Applicable Compensation ....................................     3
2.9        Applicable Interest Rate ...................................     3
2.10       Applicable Mortality Table .................................     4
2.11       Appropriate Form ...........................................     4
2.12       Average Monthly Compensation ...............................     4
2.13       Base Salary ................................................     4
2.14       Basic Account ..............................................     4
2.15       Basic Amounts ..............................................     4
2.16       Beneficiary ................................................     4
2.17       Board ......................................................     5
2.18       Cause ......................................................     5
2.19       Code .......................................................     5
2.20       Committee ..................................................     5
2.21       Company ....................................................     5
2.22       Company Securities .........................................     5
2.23       Computation Period .........................................     5
2.24       Corporate Officer ..........................................     5
2.25       Deferral Account ...........................................     5
2.26       Deferral Amounts ...........................................     5
2.27       Deferral Percentage ........................................     6
2.28       Disability .................................................     6
2.29       Earliest Retirement Age ....................................     6
2.30       Early Retirement Date ......................................     6
2.31       Eligible Spouse or Surviving Spouse ........................     6
2.32       Employee ...................................................     6
2.33       Employer ...................................................     6
2.34       ERISA ......................................................     6
2.35       Executive Officer ..........................................     6
2.36       Insolvency .................................................     6
2.37       Insolvency Creditor ........................................     6
2.38       Investment Advisor .........................................     7
2.39       Joint and Survivor Annuity .................................     7
2.40       Late Retirement Date .......................................     7
2.41       Matching Account ...........................................     7
2.42       Matching Amounts ...........................................     7
2.43       Normal Retirement Age ......................................     7
2.44       Normal Retirement Date .....................................     7
2.45       One-Year Break in Service ..................................     7
2.46       Participant ................................................     7

2.47       Participating Company ......................................     8
2.48       Pension Plan ...............................................     8
2.49       Phantom Stock Plan .........................................     8
2.50       Plan .......................................................     8
2.51       Plan Year ..................................................     8
2.52       Preretirement Survivor Annuity .............................     8
2.53       Present Value ..............................................     8
2.54       Related Company ............................................     8
2.55       Salary Deferral Compensation ...............................     8
2.56       Savings Plan ...............................................     9
2.57       Spouse .....................................................     9
2.58       Trust ......................................................     9
2.59       Trustee ....................................................     9
2.60       Year of Benefit Service ....................................     9
2.61       Year of Vesting Service ....................................     9

Article III - Participation ...........................................     9
3.1        Retirement Benefits ........................................     9
3.2        Death Benefits .............................................    10
3.3        Supplemental Savings Benefits ..............................    10
3.4        Plan Exhibit B Benefits ....................................    11
3.5        Plan Exhibit C Benefits ....................................    11

Artic1e IV - Retirement Benefits ......................................    11
4.1        General Rules ..............................................    11
4.2        Normal Retirement Pension ..................................    11
4.3        Early Retirement ...........................................    12
4.4        Late Retirement ............................................    13
4.5        Disability Retirement Pension ..............................    13
4.6        Separation .................................................    15
4.7        Preretirement Survivor Annuity .............................    16
4.8        Forms of Pension ...........................................    17
4.9        Beneficiary Designation and Proof ..........................    17
4.10       Divestment for Cause .......................................    18
4.11       Elective Transfer of Life Insurance Policies
             Providing Article IV Benefits ............................    18

Article V - Death Benefits ............................................    20
5.1        Death Benefits .............................................    20
5.2        Divestment for Cause .......................................    21

Article VI - Supplemental Savings Benefits.............................    21
6.1        Participation ..............................................    21
6.2        Accounts ...................................................    22
6.3        Vesting ....................................................    24
6.4        Valuation of Accounts ......................................    24
6.5        Manner, Form and Time of Distribution of Accounts ..........    24
6.6        Hardship Distributions .....................................    25
6.7        Distribution on Account of Educational Expenses ............    26
6.8        Beneficiary Designation ....................................    26
6.9        Divestment for Cause .......................................    26
6.10       Elective Transfer of Life Insurance Policies Providing
             Article VI Benefits ......................................    26

Article VII - Payment of Benefits .....................................    26
7.1        Plan Unfunded ..............................................    26
7.2        Review of Funding Status ...................................    31
7.3        Acceleration of Payments: ..................................    32
7.4        Creation of Separate Subfund in Trust upon Termination
             of Employment ............................................    32

Article VIII - Administration .........................................    32
8.1        Appointment of Committee ...................................    32
8.2        Organization ...............................................    32
8.3        Committee Action ...........................................    32
8.4        Claims Procedure ...........................................    33
8.5        Committee Powers and Responsibilities ......................    34
8.6        Information from Participating Companies to Committee ......    35
8.7        Records ....................................................    35
8.8        Determination of Right to Benefits .........................    36
8.9        Expert Services ............................................    36

Article IX - Amendment and Termination of Plan; Successor Employer ....    36
9.1        Right of Company to Amend Plan .............................    36
9.2        Amendment Procedure ........................................    36
9.3        Termination of Plan ........................................    36
9.4        Successor Employer .........................................    37

Article X - Miscellaneous .............................................    37
10.1       No Right to Employment .....................................    37
10.2       Right to Withhold ..........................................    37
10.3       Nonalienation of Benefits ..................................    37
10.4       Expenses of Plan ...........................................    37
10.5       Incapacitated Beneficiaries ................................    37
10,6       Gender and Number ..........................................    37
10.7       Law Governing Construction .................................    38
10.8       Change in Control Agreements ...............................    38
10.9       Headings Not a Part Hereof .................................    38
10.10      Severability of Provisions .................................    38
10.11      Reporting and Disclosure Requirements ......................    38
10.12      Special Provisions Relating to Ronald J. Naples ............    38
10.13      Special Provisions Relating to Donald L. Thompson ..........    38
10.14      Power of Company to Substitute Assets ......................    38
10.15      Voting and other Rights Associated with Trust Assets .......    39

Article XI - Adoption of Plan by Affiliates ...........................    39
11.1       Adoption of Plan ...........................................    39
11.2       Company Appointed Agent of Participating Company ...........    39
11.3       Withdrawal from Plan .......................................    39

PLAN EXHIBIT A - EARLY RETIREMENT FACTORS .............................   A-1
PLAN EXHIBIT B - SPECIAL PROVISIONS FOR RONALD J. NAPLES ..............   B-1
PLAN EXHIBIT C - SPECIAL PROVISIONS FOR DONALD L. THOMPSON ............   C-I
PLAN EXHIBIT C - APPENDIX A PHANTOM STOCK PLAN FOR DONALD L. THOMPSON .  CA-I

                                HUNT CORPORATION
                       (FORMERLY HUNT MANUFACTURING CO.)
                      SUPPLEMENTAL EXECUTIVE BENEFITS PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)

     WHEREAS, HUNT CORPORATION (then Hunt Manufacturing Co.) (the "Company") established the Supplemental Executive Benefits Plan (the "Plan") effective April 16, 1992; and

     WHEREAS, the Company amended and restated the Plan, effective January 1, 1995, in order to permit salary deferrals and Employer matching contributions for a select group of management or highly compensated employees and to make certain other changes; and

     WHEREAS, the Company again amended and restated the Plan, effective January 1, 1996, in order to conform the Plan to the requirements of the Employment Agreement between the Company and Donald L. Thompson, dated April 8, 1996, under which Donald L. Thompson was employed as Chairman and Chief Executive Officer of the Company effective June 1, 1996; and

     WHEREAS, the Company desires to amend and restate the Plan, effective January 1, 1997, except as otherwise specifically provided herein, to provide for additional savings amounts to the extent participants cannot be allocated Basic Contributions under the Hunt Corporation (formerly Hunt Manufacturing Co.) Savings Plan because of the limitations of the Internal Revenue Code of 1986, as amended; to clarify the definition of compensation for purposes of salary deferrals under Article VI so as to conform the Plan to the manner in which it has been operated, by adding a definition of "Salary Deferral Compensation" which includes certain additional components of compensation (as specified herein), and by providing that Executive Officer Participants may elect to defer different percentages of different components of "Salary Deferral Compensation", in a calendar year effective January 1, 1995; to permit the Trustee, at the request of an Executive Officer Participant, to invest such Executive Officer Participant's Deferral Accounts, Matching Accounts, and the Benefit Account under the Phantom Stock Plan in Company securities; and to make certain other changes; and

     WHEREAS, the Company reserved the right to amend the Plan at any time in
Section 9.1;

     NOW, THEREFORE, effective January 1, 1997, except as otherwise specifically provided herein, the Company amends and restates the HUNT CORPORATION (FORMERLY HUNT MANUFACTURING CO.) SUPPLEMENTAL EXECUTIVE BENEFITS PLAN, as follows:

                              Article I - Purpose

    1.1 Purpose:

     (a) Retirement Benefits: The Plan is to provide for the payment by the Company of retirement benefits under Article IV to a select group of management and highly compensated employees within the meaning of section 201(2) of ERISA that would have been paid under the Pension Plan but for the benefit limitations imposed by, inter alia, sections 401(a)(17), 401(l), and 415 of the Code. Moreover, the target benefit under the Plan is to be similar to the benefit formula under the Pension Plan, prior to its amendment to comply with the requirements of section 401(l) of the Code and the Treasury regulations thereunder. However, in order to maintain ease of administration, the target benefit is not to be integrated with Social Security; accordingly, the applicable benefit percentages are to apply to all compensation. Except as otherwise specifically provided herein, the provisions of the Plan are to be substantially the same as those of the Pension Plan, as amended and restated effective October 1, 1996.

     (b) Death Benefits: The Plan is also intended to provide for the payment by the Company of death benefits under Article V to the beneficiaries of a select group of management and highly compensated employees within the meaning of section 201(2) of ERISA. The amount of the death benefit is to equal three times the Participant's Base Salary, reduced by the $50,000 death benefit provided under the Hunt Corporation Group Life Insurance Plan.

     (c) Supplemental Savings Benefits: The Plan is also intended to provide for the payment by the Company of supplemental savings benefits under Article VI to a select group of management and highly compensated employees within the meaning of section 201(2) of ERISA.

     (d) Plan Exhibit B and C Benefits: The Plan is also intended to provide for the payment by the Company of the benefits provided under, or pursuant to, Plan Exhibits B and C to Ronald J. Naples and Donald L. Thompson, respectively.

     (e) Other: Lastly, the Plan is to be compatible with the change in control agreements entered into between the Company and the various Participants in the Plan. The assets from which the benefits are to be paid are to be held in a grantor trust subject, in the case of Insolvency, to the Insolvency Creditors of the Company.

                            Article II - Definitions

     Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless the context clearly requires otherwise:

     2.1 Account or Accounts: The Basic Account, Deferral Account, and/or Matching Account maintained on behalf of each Executive Officer Participant under Article VI, as the context requires.

     2.2 Accrual Computation Period: The Computation Period ending September 30.

     2.3 Accrued Benefit: The annual retirement pension which a Participant shall have earned under Article IV up to any given date, which shall be equal to the benefit provided by Section 4.2(a) based on the Participant's Years of Benefit Service and Average Monthly Compensation as of the determination date.

     2.4 Actuarial Equivalent: A benefit of equal value, when computed in accordance with the following actuarial assumptions:

          (a)  Other than Present Value and Single Sum Calculations:

               (1)  Interest: 7 1/2 percent per annum.

               (2) Mortality: 1984 Unisex Pension Tables with a two-year set-back for a Participant and a one-year set-back for the Participant's Spouse or other Beneficiary.

          (b)  Present Value and Single Sum Calculations:

               (1)  Interest: Applicable Interest Rate.

               (2)  Mortality: Applicable Mortality Table.

     All Actuarial Equivalents shall be determined under Section 2.4(a) prior to October 1, 1996. On and after October 1, 1996, Actuarial Equivalents shall be determined under Section 2.4(a) or 2.4(b), as applicable.

     2.5 Actuary: The enrolled actuary selected by the Company to provide actuarial services in connection with the administration of the Plan.

     2.6 Affiliate: A member of a group of employers, of which the Company or other Participating Company is a member and which group constitutes:

          (a) A controlled group of corporations (as defined in section 414(b) of the Code);

          (b) Trades or businesses (whether or not incorporated) which are under common control (as defined in section 414(c) of the Code);

          (c) Trades or businesses (whether or not incorporated) which constitute an affiliated service group (as defined in section 414(m) of the Code); or

          (d) Any other entities required to be aggregated with the Company or other Participating Company pursuant to section 414(o) of the Code and Treasury regulations thereunder.

     2.7 Annuity Starting Date: The first day of the first period for which an amount is paid to a Participant as an annuity or in any other form under the Plan.

     2.8 Applicable Compensation: All compensation reported on the Participant's Form W-2 (Wages, tips, other compensation box) for a calendar year, including, but not limited to, any overtime and bonuses and cash awards under the Company's Long Term Incentive Plan (terminated on February 14, 1996) actually paid by a Participating Company to a Participant during the calendar year, but adding thereto any amount which is contributed by a Participating Company pursuant to a salary reduction agreement and which is not includible in a Participant's gross income under section 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code, and excluding therefrom amounts received as stock awards under the Company's Long Term Incentive Plan (terminated on February 14, 1996), and excluding therefrom any awards under the Company's Phantom Stock Plan maintained for the benefit of Donald L. Thompson, and any taxable employee benefits of any kind (e.g., reimbursements of moving and relocation expenses, insurance premiums, automobile, health, medical, and dental expenses, the cost of group-term life insurance, compensation arising from the exercise of a nonqualified stock option or from a stock grant, and any fringe benefit which is not excluded from gross income under section 132 of the Code).

     2.9 Applicable Interest Rate: For each Plan Year, the interest rate shall be the annual rate of interest on 30-year Treasury securities, as specified by the Commissioner of Internal Revenue, for the calendar month of July preceding the first day of the Plan Year which contains the Annuity Starting Date, all as provided under section 417(e)(3) of the Code. This Section 2.9 shall be effective October 1, 1996.

     Notwithstanding the foregoing, for the period beginning October 1, 1996 and ending one year after the date the Pension Plan, as amended and restated effective October 1, 1996, is adopted, the Plan shall use, as the Applicable Interest Rate, the interest rate determined under the Pension Plan as in effect before October 1, 1996, or the interest rate determined under this Section 2.9, whichever results in the larger distribution, all as provided in Temp. Treas. Reg. Section 1.41 7(e)-1T(d)(10).

     Before October 1, 1996, the Applicable Interest Rate shall mean the Applicable Interest Rate, as determined from time to time under the Pension Plan as in effect before October 1, 1996.

     2.10 Applicable Mortality Table: The table described in Rev. Rul. 95-6, or any successor table prescribed by the Commissioner of Internal Revenue in revenue rulings, notices or other published guidance, all as provided under section 417(e)(3) of the Code. This Section 2.10 shall be effective on and after October 1, 1996.

     Before October 1, 1996, the Applicable Mortality Table shall mean the Applicable Mortality Table, as determined from time to time under the Pension Plan as in effect before October 1, 1996.

     2.11 Appropriate Form: The form provided or prescribed by the Committee for a particular purpose.

     2.12 Average Monthly Compensation: The total Applicable Compensation received by a Participant from a Participating Company during the five consecutive calendar years out of his or her last ten calendar years of employment ending with the calendar year in which occurs the earlier of the Participant's retirement or termination of employment, which will produce the highest Average Monthly Compensation, divided by 60. For purposes of the preceding sentence, any part-year in which a Participant is employed shall be included within the five-consecutive-calendar-year period if the inclusion thereof produces a higher Average Monthly Compensation; in all other cases, part-years shall be disregarded. If a part-year is included, the Applicable Compensation received by a Participant during such part-year shall not be annualized, and the part-year shall be treated, for purposes of the calculation, as a full year. For any Participant who has less than five consecutive calendar years of employment, Average Monthly Compensation shall be equal to the total Applicable Compensation received by the Participant during his or her total period of employment with a Participating Company divided by the number of his or her total months of employment in such period of employment.

     2.13 Base Salary: A Participant's annual base rate of salary, determined as of a given date.

     2.14 Basic Account: An account established under Article VI, and maintained under this Plan solely as a bookkeeping entry for each Executive Officer Participant, to which Basic Amounts, and earnings on such amounts, are credited, and from which distributions to the Executive Officer Participant or his or her Beneficiary are debited.

     2.15 Basic Amounts: Amounts credited to an Executive Officer Participant's Basic Account pursuant to Section 6.2(b)(1).

     2.16 Beneficiary:

          (a) Retirement Benefits: Such person or persons or legal entity or entities designated by a Participant to receive benefits under Article IV or Plan Exhibits B and C after such Participant's death, or the personal or legal representative of the Participant, all as herein described and provided. If no Beneficiary is designated by the Participant or if no Beneficiary survives the Participant, the Beneficiary shall be the Participant's Surviving Spouse if the Participant has a Surviving Spouse and otherwise the Participant's estate.

          (b) Death Benefits: Such person or persons or legal entity or entities designated by a Participant or otherwise eligible to receive, pursuant to
     Article V or Plan Exhibits B and C, death benefits upon the Participant's death under the Hunt Corporation Group Life Insurance Plan.

          (c) Supplemental Savings Benefits: Such person or persons or legal entity or entities designated by a Participant or otherwise eligible to receive, pursuant to Article VI or Plan Exhibits B and C, supplemental savings benefits upon the Participant's death.

          (d) Plan Exhibit B Benefits: Such person or persons or legal entity or entities designated by Ronald J. Naples to receive, pursuant to Plan Exhibit B, any benefits due under Plan Exhibit B upon Ronald J. Naples' death.

          (e) Plan Exhibit C Benefits: Such person or persons or legal entity or entities designated by Donald L. Thompson to receive, pursuant to Plan Exhibit C, any benefits due under Plan Exhibit C upon Donald L. Thompson's death.

     2.17 Board: The Board of Directors of the Company.

     2.18 Cause: The Participant's:

          (a) Dishonesty, fraud, willful malfeasance, gross negligence or other gross misconduct, which is materially injurious to the Company or other Employer; or

          (b) Conviction of or plea of guilty to a felony.

     2.19 Code: The Internal Revenue Code of 1986, as it may be amended from time to time.

     2.20 Committee: The Pension Committee appointed under the provisions of
Article VIII to administer the Plan.

     2.21 Company: HUNT CORPORATION (FORMERLY HUNT MANUFACTURING CO.).

     2.22 Company Securities: Company stock and unvested Company stock grants.

     2.23 Computation Period: Any 12-consecutive-month period.

     2.24 Corporate Officer: Any Employee of the Company designated by the Company as a Corporate Officer to receive benefits under Section 3.2, provided he or she is a member of a select group of management or highly compensated employees within the meaning of section 201(2) of ERISA.

     2.25 Deferral Account: An account established under Article VI, and maintained under this Plan solely as a bookkeeping entry for each Executive Officer Participant, to which Deferral Amounts, and earnings on such amounts, are credited, and from which distributions to the Executive Officer Participant or his or her Beneficiary are debited.

     2.26 Deferral Amounts: Amounts credited to an Executive Officer Participant's Deferral Account pursuant to Section 6.2(b)(2).

     2.27 Deferral Percentage: The percentage of an Executive Officer Participant's Salary Deferral Compensation that the Executive Officer Participant has elected to defer to his or her Deferral Account. An Executive Officer Participant's Deferral Percentage may be any whole number as elected by the Executive Officer Participant on the Appropriate Form.

     2.26 Disability: A physical or mental condition enduring for a period of six months or more, if the affected Participant submits evidence to the Committee that he or she is totally and permanently disabled and is eligible to receive disability benefits under the Federal Social Security Act.

     2.29 Earliest Retirement Age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

     2.30 Early Retirement Date: The first day of any month coincident with, or immediately following, the earlier of:

          (a) The Participant's 55th birthday, provided he or she has completed 15 or more Years of Vesting Service with a Participating Company on such date; or

          (b) The Participant's 52nd birthday, provided he or she has completed 20 or more Years of Vesting Service with a Participating Company on such date,

and further provided, in either case, that he or she has not reached his or her Normal Retirement Date.

     2.31 Eligible Spouse or Surviving Spouse: The spouse or surviving spouse of a Participant, provided, however, that for purposes of determining whether such spouse is eligible for survivor benefits under Section 4.7, such spouse must have been married to the Participant throughout the one-year period preceding the Participant's death.

     2.32 Employer: Any person employed by a Participating Company.

     2.33 Employee: The entity that establishes or maintains the Plan; any other organization which has adopted the Plan with the consent of such establishing employer; and any successor of such employer.

     2.34 ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.35 Executive Officer: Any Employee who is an officer or director (as such terms are defined in Section 16 of the Securities Exchange Act of 1934 and the rules, regulations and interpretations thereunder) of the Company or of HUNT MANAGEMENT COMPANY, INC. ("HMC") or of any other Participating Company, or who is an officer of the Company or HMC of the rank of Vice President or above, provided he or she is a member of a select group of management or highly compensated employees within the meaning of section 201(2) of ERISA.

     2.36 Insolvency: The Company's becoming insolvent within the meaning of 13 PA. CONS. STAT. ANN. Section 1201 (1984) as presently enacted (i.e., when the Company either has ceased to pay its debts in the ordinary course of business or cannot pay its debts as they become payable) or the Company's becoming insolvent within the meaning of the Federal bankruptcy law, or becoming a debtor in a proceeding under the Federal bankruptcy code.

     2.37 Insolvency Creditor: Any creditor of the Company to whom a distribution may be made in the event of the Company's Insolvency in accordance with state and Federal bankruptcy laws to the same effect that unencumbered assets held by the Company are available to satisfy such claims.

     2.38 Investment Advisor: The investment advisor or advisors, if any, selected by the Committee to assist it in selecting the investments available for the investment of Executive Officer Participant Accounts under Article VI of the Plan.

     2.39 Joint and Survivor Annuity: An annuity described in Section 4.8(b).

     2.40 Late Retirement Date: Any first day of the month following a Participant's Normal Retirement Date.

     2.41 Matching Account: An account established under Article VI, and maintained under this Plan solely as a bookkeeping entry for each Executive Officer Participant, to which Matching Amounts, and earnings on such amounts, are credited, and from which distributions to the Executive Officer Participant or his or her Beneficiary are debited.

     2.42 Matching Amounts: Amounts credited to an Executive Officer Participant's Matching Account pursuant to Section 6.2(b)(3).

     2.43 Normal Retirement Age: The later of:

          (a) The date a Participant attains age 65; or

          (b) The fifth anniversary of the date a Participant commenced participation in the Pension Plan. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Pension Plan.

     2.44 Normal Retirement Date: The first day of the month coincident with, or immediately following, the Participant's Normal Retirement Age.

     2.45 One-Year Break in Service: A One-Year Break in Service as defined in the Pension Plan.

     2.46 Participant:

          (a) Retirement Benefits: An Executive Officer participating in the Plan in accordance with the provisions of Section 3.1, Article IV, and/or Plan Exhibit C, or any former Executive Officer having deferred vested rights under Article IV and/or Plan Exhibit B.

          (b) Death Benefits: A Corporate Officer or former Corporate Officer participating in the Plan in accordance with the provisions of Section 3.2,
     Article V, Plan Exhibit B and/or Plan Exhibit C.

          (c) Supplemental Savings Benefits: An Executive Officer participating in the Plan in accordance with the provisions of Section 3.3, Article VI and/or Plan Exhibit C.

          (d) Plan Exhibit B Benefits: Ronald J. Naples.

          (e) Plan Exhibit C Benefits: Donald L. Thompson.

     2.47 Participating Company: The Company and each Affiliate which adopts the Plan in accordance with Article XI.

     2.48 Pension Plan: The Hunt Corporation (Formerly Hunt Manufacturing Co.) Pension Plan.

     2.49 Phantom Stock Plan: The Hunt Corporation (Formerly Hunt Manufacturing Co.) Phantom Stock Plan maintained for the benefit of Donald L. Thompson and set forth in Plan Exhibit C -- Appendix A.

     2.50 Plan: The HUNT CORPORATION (FORMERLY HUNT MANUFACTURING CO.) SUPPLEMENTAL EXECUTIVE BENEFITS PLAN, as set forth herein, which plan is intended to be a plan solely covering a select group of management or highly compensated employees within the meaning of section 201(2) of ERISA and the DOL regulations thereunder.

     2.51 Plan Year: The fiscal period adopted by the Company for filing its Federal income tax return.

     2.52 Preretirement Survivor Annuity: Under Article IV, a survivor annuity for the life of the Participant's Surviving Spouse, under which annuity the payments to the Surviving Spouse are equal to the amounts which would be payable as a survivor annuity under the Joint and Survivor Annuity if:

          (a) In the case of a Participant who dies after his or her Earliest Retirement Age, such Participant had retired with an immediate Joint and Survivor Annuity providing a 50 percent survivor annuity on the day before the Participant's date of death; or,

          (b) In the case of a Participant who dies on or before his or her Earliest Retirement Age, such Participant had:

               (1) Separated from service on his or her date of death or, if earlier, his or her actual date of separation;

               (2) Survived to his or her Earliest Retirement Age;

               (3) Retired with an immediate Joint and Survivor Annuity providing a 50 percent survivor annuity at his or her Earliest Retirement Age; and

               (4) Died on the day after his or her Earliest Retirement Age.

     2.53 Present Value: The present value of a benefit determined on the basis of the Applicable Interest Rate and the Applicable Mortality Table.

     2.54 Related Company: Any predecessor in interest to the Company or to any Affiliate.

     2.55 Salary Deferral Compensation: All wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services rendered in the course of employment for the Employer including, but not limited to, bonuses, amounts realized when restricted stock (or other property) held by or for the Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture but excluding amounts realized upon the exercise of a nonqualified stock option and adding thereto any amount which is contributed by an Employer pursuant to a salary reduction agreement and which is not includible in a Participant's gross income under section 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code. This provision is effective January 1, 1995.

     2.56 Savings Plan: The Hunt Corporation (Formerly Hunt Manufacturing Co.) Savings Plan.

     2.57 Spouse: The Eligible Spouse of a Participant under Article IV.

     2.58 Trust: The grantor trust (within the meaning of section 671 of the Code) established pursuant to the HUNT CORPORATION (FORMERLY HUNT MANUFACTURING CO.) SUPPLEMENTAL EXECUTIVE BENEFITS PLAN TRUST AGREEMENT.

     2.59 Trustee: CORESTATES BANK, N.A., prior to its merger with and into FIRST UNION NATIONAL BANK, and thereafter FIRST UNION NATIONAL BANK or any corporate successor thereto appointed by the Committee to administer the Trust.

     2.60 Year of Benefit Service: Under Article IV, a Year of Benefit Service as defined in the Pension Plan.

     2.61 Year of Vesting Service: Under Articles IV and VI, a Year of Vesting Service as defined in the Pension Plan.

                          Article III - Participation

     3.1 Retirement Benefits:

          (a) Eligibility to Participate:

               (1) Any Executive Officer participating in the Plan on December 31, 1996, with respect to the retirement benefits provided under
          Article IV, shall continue to be eligible to participate in the Plan on January 1, 1997, provided he or she is an Executive Officer on such date.

               (2) Any Employee who becomes an Executive Officer on January 1, 1997, shall be eligible to participate in the Plan, with respect to the retirement benefits provided under Article IV, on January 1, 1997. Any other Employee who becomes an Executive Officer after January 1, 1997, shall be eligible to participate in the Plan, with respect to the retirement benefits provided under Article IV, as of the date such Employee becomes an Executive Officer.

          (b) Participation: Any Executive Officer participating in the Plan on December 31, 1996, with respect to retirement benefits provided under
     Article IV, shall continue to participate in the Plan on January 1, 1997, provided he or she is still an Executive Officer on such date. Any other Employee who meets the eligibility requirements of Section 3.1 shall become a Participant in the Plan, with respect to the retirement benefits provided under Article IV, as of the latest of:

               (1) January 1, 1997;

               (2) The date he or she meets such eligibility requirements; or

               (3) The date he or she becomes a participant in the Pension Plan.

     3.2 Death Benefits:

          (a) Eligibility to Participate:

               (1) Any Corporate Officer participating in the Plan on December 31, 1996, with respect to the death benefits provided under Article V, shall continue to be eligible to participate in the Plan on January 1, 1997, provided he or she is a Corporate Officer on such date.

               (2) Any Employee who becomes a Corporate Officer on January 1, 1997, shall be eligible to participate in the Plan, with respect to the death benefits provided under Article V, on January 1, 1997. Any other Employee who is designated by the Company as a Corporate Officer after January 1, 1997, shall be eligible to participate in the Plan, with respect to the death benefits provided under Article V, as of the date such Employee is designated by the Company as a Corporate Officer.

          (b) Participation: Any Corporate Officer participating in the Plan on December 31, 1996, with respect to the death benefits provided under
     Article V, shall continue to participate in the Plan on January 1, 1997, provided he or she is still a Corporate Officer on such date. Any other Employee who meets the eligibility requirements of Section 3.2 shall become a Participant in the Plan, with respect to the death benefits provided under Article V, as of the later of:

               (1) January 1, 1997; or

               (2) The date he or she meets such eligibility requirements.

     3.3 Supplemental Savings Benefits:

          (a) Eligibility to Participate:

               (1) Any Employee who is an Executive Officer (other than Robert
          B. Fritsch and Ronald J. Naples) on January 1, 1997, shall be eligible to participate in the Plan, with respect to the supplemental savings benefits provided under Article VI, on January 1, 1997.

               (2) Any Employee who becomes an Executive Officer (other than Robert B. Fritsch and Ronald J. Naples) after January 1, 1997, shall be eligible to participate in the Plan, with respect to the supplemental savings benefits provided under Article VI, as of the date such Employee becomes an Executive Officer.

          (b) Participation: An Employee who meets the eligibility requirements of Section 3.3 shall become a Participant in the Plan, with respect to the supplemental savings benefits provided under Article VI, as of the latest of:

               (1) January 1, 1997;

               (2) The date he or she meets such eligibility requirements; or

               (3) The date he or she meets the requirements of Section 6.1.

     3.4 Plan Exhibit B Benefits:

          (a) Eligibility to Participate: Ronald L. Naples is the only Employee or former Employee eligible to participate in the Plan, with respect to Plan Exhibit B benefits.

          (b) Participation: Plan Exhibit B shall govern the participation of Ronald L. Naples in the Plan.

     3.5 Plan Exhibit C Benefits:

          (a) Eligibility to Participate: Donald L. Thompson is the only Employee eligible to participate in the Plan, with respect to Plan Exhibit C benefits.

          (b) Participation: Plan Exhibit C shall govern the participation of Donald L. Thompson in the Plan.

                        Article IV - Retirement Benefits

     4.1 General Rules:

          (a) Eligibility: Only those Participants who are Executive Officers meeting the requirements of Section 3.1 shall be entitled to the retirement benefits provided by this Article IV.

          (b) Retirement Dates: Subject to the provisions of the Plan, an Executive Officer Participant's Early, Normal, or Late Retirement Date, as the case may be, shall occur on the date provided by the Plan, provided the Executive Officer Participant is living on that date. An Executive Officer Participant who does not retire or otherwise separate from service on or before his or her Normal Retirement Date shall continue to participate in the Plan until he or she retires on his or her Late Retirement Date.

          (c) Amount and Manner of Payment of Retirement Benefits: All retirement benefits shall be in the amount provided by the benefit formula under Section 4.2 and as determined in accordance with the provisions of this Plan, and shall, except as otherwise specifically provided herein, be paid in monthly installments. At least 30 days prior to the Executive Officer Participant's retirement date, the Committee and Trustee shall take all necessary steps and shall execute or have requested execution by the Executive Officer Participant of all documents required to provide for the payment of the Executive Officer Participant's retirement benefit.

     4.2 Normal Retirement Pension:

          (a) In General: Each Executive Officer Participant shall accrue a monthly retirement pension payable at his or her Normal Retirement Date in the form of a single life annuity (normal retirement pension) equal to the following:

               (1) 2% of such Executive Officer Participant's Average Monthly Compensation, multiplied by such Executive Officer Participant's Years of Benefit Service not in excess of 25 Years of Benefit Service; plus

               (2) 1 % of the Executive Officer Participant's Average Monthly Compensation, multiplied by such Executive Officer Participant's Years of Benefit Service in excess of 25 Years of Benefit Service, up to a maximum of 10 such excess Years of Benefit Service; reduced by

               (3) The monthly retirement pension payable to the Executive Officer Participant at his or her Normal Retirement Date in the form of a single life annuity under the Pension Plan.

          (b) Vested Benefit: An Executive Officer Participant shall have a nonforfeitable (vested) right to his or her normal retirement pension when he or she attains his or her Normal Retirement Age.

          (c) Monthly Pension: An Executive Officer Participant who retires on his or her Normal Retirement Date shall be entitled to receive his or her normal retirement pension, as calculated under Section 4.2(a), in accordance with the provisions of Section 4.1(b), commencing on his or her Normal Retirement Date (except as otherwise provided in Section 4.11) and payable for his or her lifetime.

          (d) Normal Form of Payment: The form of benefit paid under Section 4.2(c) (i.e., payment of the benefit calculated under Section 4.2(a) to the Executive Officer Participant for his or her life as a single life annuity) is the normal form of benefit under this Article IV.

     4.3 Early Retirement: An Executive Officer Participant may retire on his or her Early Retirement Date. An Executive Officer Participant retiring under this
Section 4.3 shall be entitled to receive the benefit described in Section 4.2 commencing, except as otherwise provided below, as of the date which would have been his or her Normal Retirement Date, unless he or she irrevocably elects, on the Appropriate Form filed with the Committee, no later than the later of:

          (a) 30 days prior to his or her termination of employment with the Participating Companies; or

          (b) 30 days prior to the beginning of his or her taxable year in which occurs the Annuity Starting Date,

to have payment of a reduced pension commence on a date specified by him or her in such election. Such date must be:

               (1) After the date he or she terminates employment with the Participating Companies;

               (2) No earlier than the first day of his or her taxable year following the date of his or her election; and

               (3) Prior to the date which would have been his or her Normal Retirement Date.

     If payment of a reduced pension commences prior to the date the Executive Officer Participant attains Normal Retirement Age, said reduced pension shall be equal to the Executive Officer Participant's Accrued Benefit reduced by the factors set forth in Table I of Plan Exhibit A.

     4.4 Late Retirement: An Executive Officer Participant who retires after his or her Normal Retirement Date shall receive a monthly pension commencing as of the first day of the month coincident with or next following the date on which he or she actually retires, which shall be his or her Late Retirement Date. Such pension shall be in an amount based on his or her Years of Benefit Service with a Participating Company (up to 35), as calculated under Section 4.2, rendered up to his or her actual retirement date, without actuarial increase to reflect the Executive Officer Participant's shorter life expectancy.

     4.5 Disability Retirement Pension:

          (a) Eligibility and Commencement Date: Subject to Section 4.5(c), an Executive Officer Participant who separates from service by reason of Disability shall be eligible for a retirement pension in accordance with
     (1) or (2) below:

               (1) Executive Officer Participant Ineligible to Receive Benefits under Long-Term Disability Plan of a Participating Company:

                    (A) Eligibility for Disability Benefit: If the Executive
               Officer Participant is not eligible for benefits under a long-term disability plan maintained by a Participating Company, such Executive Officer Participant shall be eligible for a Disability retirement pension if he or she retires on or after the first day of the month coincident with or next following the determination by the Committee of the Executive Officer Participant's eligibility for a Disability retirement pension. Such pension shall commence on the date which would have been the Executive Officer Participant's Normal Retirement Date, unless he or she irrevocably elects, on the Appropriate Form filed with the Committee, no later than 30 days prior to the first day of his or her taxable year in which occurs the Annuity Starting Date, to have payment commence on a date specified by him or her which date must be:

                         (i) After the date he or she terminates employment with
                    the Participating Companies by reason of Disability;

                         (ii) No earlier than the first day of his or her
                    taxable year following the date of his or her election; and

                         (iii) Prior to the date which would have been his or
                    her Normal Retirement Date.

                    (B) Cessation of Disability: Disability shall be considered to have ended, and entitlement to a Disability retirement pension shall cease, if, prior to his or her Normal Retirement Date, the Executive Officer Participant:

                         (i) Is reemployed by a Participating Company;

                         (ii) Engages in any substantially gainful activity,
                    except for such employment as is found by the Committee to be for the primary purpose of rehabilitation or not incompatible with a finding of total and permanent disability;

                         (iii) Has sufficiently recovered in the opinion of the
                    Committee, based on a medical examination by a doctor or clinic appointed by the Committee, to be able to engage in regular employment with a Participating Company and refuses an offer of employment by a Participating Company; or

                         (iv) Refuses to undergo any medical examination
                    requested by the Committee, provided that a medical examination shall not be required more frequently than twice in any calendar year.

                    If entitlement to a Disability retirement pension ceases in accordance with the provisions of this Section 4.5(a)(1)(B), such Executive Officer Participant shall not be prevented from qualifying for a benefit under another provision of the Plan, and the Disability retirement pension payments received shall be disregarded in computing the amount of such benefit. However, the Executive Officer Participant shall not be credited with either Years of Vesting Service or Years of Benefit Service during the period he or she receives or could have received a Disability retirement pension pursuant to this Section 4.5(a)(1).

               (2) Executive Officer Participant Eligible to Receive Benefits under Long-Term Disability Plan of Participating Company: If the Executive Officer Participant is eligible for benefits under a long-term disability plan maintained by a Participating Company, he or she shall not be entitled to receive a pension under Section 4.5(a)(1), but shall be deemed to continue to be an Executive Officer Participant in this Plan and shall continue to be credited with Years of Vesting Service and Years of Benefit Service during the period of his or her Disability, provided, however, that no Years of Benefit Service shall be credited after such Executive Officer Participant attains his or her Normal Retirement Date. If such Executive Officer Participant continues in Disability status until his or her Normal Retirement Date, he or she shall be eligible for a Disability retirement pension at his or her Normal Retirement Date and payment of such pension shall commence on his or her Normal Retirement Date.

               If an Executive Officer Participant's Disability ends prior to his or her Normal Retirement Date for any of the reasons specified in
          Section 4.5(a)(1)(B) above and he or she is reemployed by a Participating Company within a reasonable period of time as specified by the Committee, he or she shall continue to be an Executive Officer Participant, and the period during which he or she was on Disability, even if such period exceeds one year, shall not be deemed to be a One-Year Break in Service. Such Executive Officer Participant shall, upon his or her reemployment by a Participating Company, be credited with Years of Vesting Service and Years of Benefit Service during his or her period of Disability, and, for purposes of determining his or her retirement pension under the Plan, his or her Applicable Compensation earned in the calendar year immediately preceding his or her Disability shall be assumed to remain constant until his or her Disability ends. If the Executive Officer Participant does not become an Employee within the period specified by the Committee, he or she will not be credited with any additional Years of Vesting Service or Years of Benefit Service for the period of his or her Disability, and his or her right to any benefits under the Plan shall be determined in accordance with the provisions of the Plan without regard to this
          Section 4.5.

          (b) Amount and Manner of Payment:

               (1) Amount: The amount of the Disability retirement pension, on a single-life basis, shall be determined in the same manner as the normal retirement pension under Section 4.2, based upon:

                    (A) In the case of an Executive Officer Participant
               described in Section 4.5(a)(1), his or her Years of Benefit Service rendered to the date of Disability, calculated in the same manner as set forth in Section 4.2, without actuarial reduction.

                    (B) In the case of an Executive Officer Participant
               described in Section 4.5(a)(2), the Executive Officer Participant's Average Monthly Compensation, determined as though he or she continued to earn, in each calendar year of his or her Disability, the greater of the following amounts:

                         (i) The Applicable Compensation earned during the
                    calendar year which includes his or her first date of absence due to Disability; or

                         (ii) The Applicable Compensation earned during the
                    calendar year immediately preceding the calendar year which includes his or her first date of absence due to Disability.

               (2) Manner of Payment: Payment shall be made in accordance with the provisions of Section 4.1 (b).

          (c) Prior Election of Early Retirement Pension: An Executive Officer Participant who has attained his or her Early Retirement Date and has elected an early retirement pension under either the Plan or the Pension Plan shall not be eligible for a Disability retirement pension under the Plan unless such Executive Officer Participant separated from service with the Participating Companies by reason of Disability and payment of an early retirement pension was made solely on an interim basis until a determination could be made, by the Federal Social Security Administration, of the eligibility of such Executive Officer Participant to receive disability benefits under the Federal Social Security Act as a result of such Executive Officer Participant's incurring a Disability prior to the termination of such Executive Officer Participant's service with the Participating Companies. Any Disability payments under this Section 4.5 shall be made retroactive to the date payment of the Executive Officer Participant's early retirement pension commenced but shall be reduced by any early retirement pension payments previously made to such Executive Officer Participant. No further early retirement pension payments shall be made after the determination of the Executive Officer Participant's eligibility for a Disability pension.

     4.6 Separation: An Executive Officer Participant shall be fully vested in his or her Accrued Benefit under the Plan when he or she completes 15 Years of Vesting Service. Except as otherwise provided in the Plan, such Executive Officer Participant shall have no vested interest in benefits under this Article IV until he or she completes 15 Years of Vesting Service. Any Executive Officer Participant who separates from the service of a Participating Company (other than for purposes of transferring to another Participating Company) after he or she has completed 15 Years of Vesting Service but before his or her Early Retirement Date shall be entitled to a deferred pension commencing at the date which would have been his or her Normal Retirement Date, unless the Executive Officer

Participant irrevocably elects, on the Appropriate Form filed with the Committee, no later than the later of:

          (a) 30 days prior to his or her termination of employment with the Participating Companies; or

          (b) 30 days prior to the beginning of his or her taxable year in which occurs his or her Annuity Starting Date,

to have payment commence on a date specified by him or her in such election which date must be:

               (1) after the date he or she terminates employment with the Participating Companies;

               (2) no earlier than the first day of his or her taxable year following the date of his or her election;

               (3) no earlier than the date on which he or she attains age 55;
          and

               (4) prior to the date which would have been his or her Normal Retirement Date.

The amount of the deferred pension shall be in accordance with the Executive Officer Participant's vested Accrued Benefit calculated as of the date of his or her separation from service, but reduced, if payment commences prior to Normal Retirement Date, by the factors set forth in Table II of Plan Exhibit A.

     4.7 Preretirement Survivor Annuity:

          (a) Death of Executive Officer Participant after Earliest Retirement
     Age: If an Executive Officer Participant dies after his or her Earliest Retirement Age with a vested Accrued Benefit, the Executive Officer Participant's Surviving Spouse (if any) shall receive a Preretirement Survivor Annuity as determined under Section 2.52(a).

          (b) Death of Executive Officer Participant on or before Earliest Retirement Age: If an Executive Officer Participant dies on or before the Earliest Retirement Age, the Executive Officer Participant's Surviving Spouse (if any) shall receive a Preretirement Survivor Annuity as determined under Section 2.52(b).

          (c) Commencement Date of Payments: Payments to an Executive Officer Participant's Surviving Spouse under a Preretirement Survivor Annuity shall begin within 60 days following the later of the date of the Executive Officer Participant's death or the date which would have been the Executive Officer Participant's Earliest Retirement Age unless the Executive Officer Participant elected, prior to his or her death, to have payment commence at a later date specified by him or her but a date which is no later than the date which would have been his or her Normal Retirement Date. Benefits commencing after the later of the Executive Officer Participant's date of death or Earliest Retirement Age shall be the Actuarial Equivalent of the benefit to which the Surviving Spouse would have been entitled if benefits had commenced at the later of the Executive Officer Participant's date of death or Earliest Retirement Age under an immediate Joint and Survivor Annuity in accordance with Section 4.8(b).

     4.8 Forms of Pension: An Executive Officer Participant's benefit under this
Article IV may be paid in any one of the following forms, each of which shall be the Actuarial Equivalent of the vested Accrued Benefit (i.e., the single life annuity under Section 4.2(d)) to which such Executive Officer Participant would otherwise be entitled:

          (a) Single Life Annuity: A single life annuity for the Executive Officer Participant's life commencing on his or her Annuity Starting Date and ending on the date of his or her death.

          (b) Joint and Survivor Annuity: An immediate annuity for the life of the Executive Officer Participant with a survivor annuity for the life of his or her Surviving Spouse which is equal to 50 percent or 100 percent of the amount of the annuity payable during the joint lives of the Executive Officer Participant and his or her Spouse.

          (c) Period Certain and Life Annuity: An annuity payable to the Executive Officer Participant for life in equal monthly payments, but, in the event of his or her death within the period of ten years after commencement of benefits, the same reduced amount to be paid for the remainder of such ten-year period to the Executive Officer Participant's Beneficiary. In the event of the death of the Executive Officer Participant and his or her Beneficiary before the full value of the pension has been paid out, the commuted value of the balance of the payments, as determined by the Committee, shall be paid in a lump sum to the following relatives of the Executive Officer Participant, if living, in the order set forth:

               (1) Spouse;

               (2) Children and their issue, per stirpes;

               (3) Parents, in equal shares;

               (4) Brothers and sisters, in equal shares; and

               (5) Nephews and nieces, in equal shares.

          If no such relatives are living, the commuted value shall be paid to the Executive Officer Participant's estate.

     A single Executive Officer Participant's pension under this Article IV shall be paid in the form of a single life annuity, and a married Executive Officer Participant's pension under this Article IV shall be paid in the form of a Joint and 50% Survivor Annuity. Notwithstanding the foregoing, an Executive Officer Participant shall be entitled to elect (with the consent of his or her spouse if he or she is married), on the Appropriate Form filed with the Committee, no later than the later of (A) 30 days prior to his or her termination of employment with the Participating Companies, or (B) 30 days prior to the beginning of his or her taxable year in which occurs his or her Annuity Starting Date, to receive his or her benefit under this Article IV in any of the optional forms provided above.

     4.9 Beneficiary Designation and Proof:

          (a) Designation of Beneficiary: At any time, and from time to time, each Executive Officer Participant and former Executive Officer Participant shall have the unrestricted right to designate the Beneficiary to receive the benefits due such Executive Officer Participant or former Executive Officer Participant under this Article IV upon his or her death, and to revoke any such designation. Each such designation, or revocation thereof, shall be evidenced on the Appropriate Form signed by the Executive Officer Participant and filed with the Committee. If no such designation is on file with the Committee at the time of the death of an Executive Officer Participant or former Executive Officer Participant, or if such designation is not effective for any reason, as determined by the Committee, then the executor of the will or administrator of the estate of such Executive Officer Participant or former Executive Officer Participant shall be conclusively deemed to be the Beneficiary designated to receive such death benefit.

          (b) Documentary Proof: The Committee and the Trustee may require the execution and delivery of such documents, papers, and receipts as they may deem reasonably necessary in order to be assured that the payment of any death benefit is made to the person or persons entitled thereto.

     4.10 Divestment for Cause: Notwithstanding any provision in the Plan to the contrary, any benefit payable under this Article IV shall be forfeited in the event a Participant's employment with a Participating Company is terminated for Cause or in the event it is found by the Committee that a Participant hereunder, following termination of employment with a Participating Company, willfully engaged in any activity which is determined by the Committee to be an activity which might reasonably be considered by the Committee to constitute Cause. If the Committee so finds, it may suspend such benefits to such retired Participant or his or her Beneficiary and, after furnishing notice to the retired Participant or his or her Beneficiary, may terminate such benefits under this Plan. The Committee shall consider in its deliberation relative to this provision any explanation or justification submitted to it in writing by the retired Participant or his or her Beneficiary within 60 days following the giving of said notice.

     Except as heretofore provided for in this Section 4.10, the acceptance by a retired Participant of any benefit under this Article IV shall constitute an agreement with the provisions of this Plan and a representation that he or she is not engaged or employed in any activity serving as a basis for suspension or forfeiture of benefits hereunder. The Committee may require each retired Participant eligible for a benefit under this Article IV to acknowledge in writing prior to payment of such benefit that he or she will accept payment of benefits under this Article IV only if there is no basis for such suspension or forfeiture.

     4.11 Elective Transfer of Life Insurance Policies Providing Article IV
Benefits:

          (a) Retirement. Any Participant who retires on or after his or her Early Retirement Date may elect, upon such retirement, or thereafter, in the manner provided in Section 4.11(e), to have transferred to him or her the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article IV of the Plan. In the event of such transfer, such retired Participant shall be entitled to no further benefits under this Article IV.

          (b) Disability: Any Participant who separates from service by reason of Disability under Section 4.5 may elect, at the time such Participant is entitled to receive a retirement pension under Section 4.5, or thereafter, in the manner provided in Section 4.11(e), to have transferred to him or her the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article IV of the Plan. In the event of such transfer, such Participant shall be entitled to no further benefits under this Article IV.

          (c) Death: This Section 4.11 shall not apply to any Participant or his or her beneficiary if such Participant dies before the transfer of the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article IV of the Plan.

          (d) Termination of Employment for Reasons Other than Retirement, Disability or Death: The following provisions apply to a Participant whose employment terminates for any reason other than retirement, Disability or death:

               (1) Voluntary Termination of Employment:

                    (A) Voluntary Termination with Less than 15 Years of Vesting
               Service: Any Participant who voluntarily terminates his or her employment with the Participating Companies with less than 15 Years of Vesting Service shall not be entitled to elect to have transferred to him or her the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article IV of the Plan. Such Participant shall be entitled to no benefits under this Article IV.

                    (B) Voluntary Termination with 15 or More Years of Vesting
               Service: Any Participant who voluntarily terminates his or her employment with the Participating Companies with 15 or more Years of Vesting Service may elect, upon his or her termination of employment, or thereafter, in the manner provided in Section 4.11(e), to have transferred to him or her the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article IV of the Plan. In the event of such transfer, such Participant shall be entitled to no further benefits under this Article IV.

               (2) Involuntary Termination of Employment:

                    (A) Involuntary Termination for Any Reason Other than Cause or Performance Limitations: Any Participant whose employment is involuntarily terminated for any reason other than Cause or performance limitations may elect, without regard to the number of Years of Vesting Service he or she has completed, upon his or her involuntary termination of employment, or thereafter, in the manner provided in Section 4.11(e), to have transferred to him or her the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article IV of the Plan subject to the following conditions:

                         (i) If such Participant is entitled to receive "Salary
                    Continuation Benefits" under the Hunt Corporation (Formerly Hunt Manufacturing Co.) Officer Severance Plan (the "Severance Plan"), such Participant must sign a "Separation Agreement" under the Severance Plan; and

                         (ii) Such elective transfer shall not occur until the
                    end of the "Severance Period" under the Severance Plan.

                    In the event of such transfer, such Participant shall be
               entitled to no further benefits under this Article IV.

                    (B) Involuntary Termination of Participant with 15 or more
               Years of Vesting Service for Performance Limitations: If the employment of a Participant who has completed 15 or more Years of Vesting Service is involuntarily terminated for performance limitations, such Participant may elect, upon his or her involuntary termination of employment for performance limitations, or thereafter, in the manner provided in Section 4.11(e), to have transferred to him or her the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article IV of the Plan subject to the following conditions:

                              (i) If such Participant is entitled to receive
                        "Salary Continuation Benefits" under the Hunt Corporation (Formerly Hunt Manufacturing Co.) Officer Severance Plan (the "Severance Plan"), such Participant must sign a "Separation Agreement" under the Severance Plan; and

                              (ii) Such elective transfer shall not occur until
                        the end of the "Severance Period" under the Severance Plan.

                        In the event of such transfer, such Participant shall be
                  entitled to no further benefits under this Article IV.

                        (C) Involuntary Termination of Participant with Less
                  than 15 Years of Vesting Service for Performance Limitations:
                  This Section 4.11 shall not apply to any Participant whose employment is terminated for performance limitations if such Participant has not completed at least 15 Years of Vesting Service. Such Participant shall not be entitled to any benefits under this Article IV.

                        (D) Involuntary Termination for Cause: This Section 4.11
                  shall not apply to any Participant whose employment is terminated for Cause regardless of the number of Years of Vesting Service such Participant has completed. Such Participant shall not be entitled to any benefits under this
                  Article IV.

              (e) Manner and Effect of Election: Any election under this Section
        4.11 to have transferred to the Participant his or her life insurance policies held by the Trust under the Plan to provide such Participant benefits under this Article IV must be made on the Appropriate Form filed with the Committee at least 60 days before the beginning of the Participant's taxable year in which such transfer is to be made. In the event of such transfer, such Participant shall be entitled to no further benefits under this Article IV.

                           Article V - Death Benefits

        5.1 Death Benefits: Upon the death of a Corporate Officer Participant while employed by a Participating Company or during the period such Corporate Officer Participant is receiving "Salary Continuation Benefits" under the Hunt Corporation Formerly Hunt Manufacturing Co.) Officer Severance Plan, a death benefit shall be payable to a Corporate Officer Participant's Beneficiary within a reasonable period of time following the death of the Corporate Officer Participant. The amount of the death benefit shall be:

              (a) Three times the Corporate Officer Participant's Base Salary (determined as of the date of his or her death); reduced by

              (b) $50,000.

        The death benefit payable under this Section 5.1 shall be automatically adjusted to reflect any increase or decrease in the Corporate Officer Participant's Base Salary. No death benefit shall be payable if the death of the Corporate Officer Participant occurs after his or her retirement or other termination of employment with the Company or Participating Company.

        5.2 Divestment for Cause: There shall be no divestment for Cause of any benefits under this Article V.

                   Article VI - Supplemental Savings Benefits

        6.1 Participation:

              (a) Basic Savings: Each Participant who is an Executive Officer on January 1, 1997 (other than Robert B. Fritsch and Ronald J. Naples), shall be eligible to participate in the basic savings portion of the Plan on January 1, 1997. Any other Employee who becomes an Executive Officer after January 1, 1997 (other than Robert B. Fritsch and Ronald
        J. Naples), shall be eligible to participate in the basic savings portion of the Plan as of the date such Employee becomes an Executive Officer.

              (b) Salary Deferral and Matching: An Executive Officer (other than Robert B. Fritsch) may elect to participate in the salary deferral and matching portions of the Plan by filing with the Committee on the Appropriate Form an election stating his or her desired Deferral Percentage (a different Deferral Percentage may be elected with respect to each different component of Salary Deferral Compensation (e.g., the component consisting of the income to be realized upon the vesting of a transferable Company stock grant may be deferred by having the Employer transfer such stock grant to the Plan prior to the vesting of such stock grant)). If an Executive Officer files such an election with the Committee, his or her Salary Deferral Compensation shall be reduced by his or her Deferral Percentage for each payroll period during which such election is in effect. An Executive Officer's participation in the salary deferral and matching portions of the Plan shall commence on January 1 of the calendar year immediately following the year in which the Executive Officer files the election, except that when an Executive Officer files an election within 30 days after first becoming eligible to participate in the Plan, participation shall commence on the date of such filing, but only with respect to services performed after the date of such filing.

              (c) Termination of Participation:

                  (1) General: Except as otherwise provided in Plan Exhibit B, an Executive Officer shall cease to be an active Participant in the supplemental savings portion of the Plan upon the earliest of the date on which the Executive Officer retires, the date on which the Executive Officer's employment with the Employer terminates for any other reason including death or Disability, or the date the Executive Officer ceases to be an Executive Officer. Notwithstanding the foregoing, a former Executive Officer shall continue to be an inactive Participant until such time as all amounts in such Participant's Basic, Deferral, and Matching Accounts have been distributed.

                  (2) Cancellation of Participation or Termination of Plan:
              Except as otherwise provided in Section 6.1(b)(1), participation in the salary deferral and matching portions of the Plan shall continue until the Executive Officer Participant furnishes written notice on the Appropriate Form to the Committee of the Executive Officer Participant's election to terminate his or her participation in the salary deferral and matching portions of the Plan or until such time as the Company terminates the Plan pursuant to Section 9.3. An Executive Officer Participant's election to terminate participation in the salary deferral and matching portions of the Plan shall be made by written notice on the Appropriate Form delivered or mailed to the Committee no later than December 31 of the calendar year preceding the calendar year in which such termination is to take effect.

              (d) Subsequent Election to Participate: An Executive Officer Participant who has terminated his or her participation in the salary deferral and matching portions of the Plan may subsequently elect to participate in such portions of the Plan by filing a new election with the Committee on the Appropriate Form in accordance with Section 6.1(b).

              (e) Change of Deferral Percentage or Component of Salary Deferral Compensation to be Deferred Election: An Executive Officer Participant may alter his or her Deferral Percentage or the component of Salary Deferral Compensation to be deferred for any future calendar year by filing a new election on the Appropriate Form with the Committee on or before December 31 of the calendar year preceding the calendar year for which the new Deferral Percentage or the change in the component of Salary Deferral Compensation to be deferred is to take effect.

              (f) Effective Date: The effective date of this Section 6.1, as amended and restated herein, is January 1, 1995, except as otherwise specifically provided.

        6.2 Accounts:

              (a) Establishment of Accounts: For each Executive Officer Participant, the Committee shall establish, on the books of the Participating Company, a Basic Account, a Deferral Account, and a Matching Account, to record Basic Amounts, Deferral Amounts, and Matching Amounts credited to the Executive Officer Participant, as well as the periodic adjustments made to such amounts in accordance with
        Section 6.4(a).

              (b) Crediting of Accounts:

                  (1) Basic Amounts: For each Plan Year, the Participating
              Company shall credit a Basic Amount to the Basic Account of each Executive Officer Participant eligible to participate in the basic savings portion of the Plan in an amount equal to the excess (if any) of (A) the amount which would have been contributed to the Savings Plan on behalf of such Executive Officer Participant as a Basic Contribution for such Plan Year had the limitation described in section 401(a)(17) of the Code not been in effect; over (B) the amount actually contributed to the Savings Plan on behalf of such Executive Officer as a Basic Contribution for such Plan Year. Such Basic Amount shall be credited as of the date as of which the Basic Contribution is allocated to the Executive Officer Participant under the Savings Plan for such Plan Year.

                  (2) Deferral Amounts: While an Executive Officer Participant
              participates in the Plan pursuant to an election on an Appropriate Form, the Participating Company shall credit a Deferral Amount to the Executive Officer Participant's Deferral Account each payroll period. The Deferral Amount shall equal the Executive Officer Participant's Salary Deferral Compensation for the payroll period multiplied by his or her Deferral Percentage. An Executive Officer Participant may elect a different Deferral Percentage with respect to each separate component of his or her Salary Deferral Compensation (e.g., a Deferral Percentage of 10% may be elected with respect to all of his or her Salary Deferral Compensation other than bonuses and unvested Company Stock Grants, and a Deferral Percentage of 20% may be elected with respect to his or her bonuses and a 100% Deferral Percentage may be elected with respect to unvested Company stock grants).

                  (3) Matching Amounts: For each payroll period in which a
              Deferral Amount is credited to an Executive Officer Participant's Deferral Account, the Participating Company shall credit a Matching Amount to the Executive Officer Participant's Matching Account. The Matching Amount shall equal twenty-five percent (25%) of the Allowed Deferral Amount. For purposes of this subsection, the Allowed Deferral Amount shall be the lesser of the Executive Officer Participant's Deferral Amount (but only to the extent such Deferral Amount is based on Applicable Compensation for the payroll period) or six percent (6%) of the Executive Officer Participant's Applicable Compensation for the payroll period.

                  (4) Allocation of Increases and Decreases in Accounts: As of
              each valuation as provided in Section 6.4, the Trustee shall allocate any increases or decreases in the fair market value of the assets in the Executive Officer Participant's Accounts, after reduction for any forfeitures, to such Accounts.

              (c) Investment of Accounts:

                  (1) In General: Each Executive Officer Participant's Basic,
              Deferral, and Matching Accounts shall be invested by the Trustee in accordance with the investment directions of such Executive Officer Participant, but only from the investments made available under the Plan by the Committee or its designee. Such investments may be determined by the Committee or its designee based on the recommendations of an Investment Advisor. Investments for the Basic, Deferral, and Matching Accounts of any Executive Officer Participant under this Article VI may include any property, real, personal, or mixed, including, but not limited to, insurance contracts, mutual funds, and Company Securities, wherever such property is situate, without limitation.

                  (2) Special rules Regarding Company Securities:
              Notwithstanding the foregoing, the following rules shall apply:

                        (A) Any Company Securities which are unvested Company
                  stock grants that are transferred to the Plan by an Executive Officer Participant shall be allocated to such Participant's Accounts.

                        (B) Any dividends paid with respect to Company
                  Securities held in any Participant's Account shall be paid in cash and invested in accordance with Section 6.2(c)(1).

                        (C) Effective October 1, 1998, amounts held in any
                  Participant's Account which are invested in Company Securities may not be reinvested in any other investment.

                        (D) No investment in Company Securities shall be
                  permitted with respect to any Executive Officer Participant's Accounts, if such investment would subject such Executive Officer Participant to liability under section 16(b) of the Securities Exchange Act of 1934.

               (d) Effective Date: Except as otherwise specifically provided, the effective date of Section 6.2(b), as amended and restated herein, is January 1, 1995, and the effective date of Section 6.2(c), as amended and restated herein, is January 1, 1997.

        6.3 Vesting:

               (a) Basic and Deferral Accounts: Each Executive Officer Participant will be one hundred percent (100%) vested in the balance in his or her Basic and Deferral Accounts at all times.

               (b) Matching Account: Each Executive Officer Participant will become vested in the balance in his or her Matching Account after completing the number of Years of Vesting Service set forth in the following table:

                     YEARS OF VESTING SERVICE        PERCENT VESTED
                     ------------------------        --------------
                           Less than 1                      0
                           1                               20
                           2                               40
                           3                               60
                           4                               80
                           5 or more                      100

        6.4 Valuation of Accounts:

               (a) Quarterly Valuations: At least quarterly, the Committee shall adjust the Accounts of each Executive Officer Participant to reflect distributions, forfeitures, income earned, and losses incurred since the previous valuation date.

               (b) Statement of Accounts: At least once each Plan Year, the Committee shall furnish each Executive Officer Participant with a written statement of his or her Accounts.

        6.5 Manner, Form and Time of Distribution of Accounts:

               (a) Normal Manner and Time of Distribution: The vested balance in an Executive Officer Participant's Accounts shall be paid in a single sum as soon as practicable after the Executive Officer Participant separates from service with the Participating Companies and all their Affiliates for any reason.

               (b) Election of Distribution Dates: An Executive Officer Participant may choose a date of distribution for the amounts credited to his or her Accounts in future calendar years, other then the date specified in Section 6.5(a), by filing an election on the Appropriate Form with the Committee on or before December 31 of the calendar year preceding the calendar year in which Basic Amounts, Deferral Amounts, and Matching Amounts subject to the new date of distribution are to be credited. Each time an Executive Officer Participant so changes the date of distribution, a new Basic Account, a new Deferral Account, and a new Matching Account may be established to track future Basic Amounts, Deferral Amounts, Matching Amounts and earnings thereon.

               (c) Election of Manner of Distribution: An Executive Officer Participant may elect any of the distribution methods provided under
        Section 6.5(d), rather than the single sum manner of distribution provided under Section 6.5(a), for amounts credited to his or her Accounts in future calendar years, by filing an election on the Appropriate Form with the Committee on or before December 31 of the calendar year preceding the calendar year in which Basic Amounts, Deferral Amounts, and Matching Amounts subject to the new manner of distribution are to be credited. Each time an Executive
        Officer Participant so changes the manner of distribution, a new Basic Account, a new Deferral Account, and a new Matching Account may be established to track future Basic Amounts, Deferral Amounts, and Matching Amounts and earnings thereon.

              (d) Methods of Distribution: Distribution of vested Account balances under this Article VI may be made in a single sum or in installments, payable monthly, quarterly or annually, over a period not to exceed ten years, as elected by the Participant in accordance with
        Section 6.5(c).

              (e) Death of Executive Officer Participant: Notwithstanding any elections under Sections 6.5(b) or 6.5(c), if an Executive Officer Participant dies prior to the complete distribution to him or her of his or her Accounts, the remaining vested balance in such Accounts shall be paid to the Beneficiary of the Executive Officer Participant in a single sum as soon as practicable after the Executive Officer Participant's death.

              (f) Form of Distribution: Except as otherwise provided in this
        Section 6.5(f) or Section 6.10, distribution of vested Account balances invested in other than in Company Securities shall be made in cash to the Executive Officer Participant and distribution of vested Account balances invested in Company Securities shall be made in Company Securities to the Executive Officer Participant unless the Executive Officer Participant elects, and the Company's Board of Directors approves such election, to have such distribution made in cash. Such election must be made by filing the Appropriate Form with the Committee at least 90 days before the beginning of the Participant's taxable year in which such distribution is to be made.

        6.6 Hardship Distributions: The Committee may at any time make a payment to an Executive Officer Participant in an amount up to the Executive Officer Participant's vested balance in his or her Accounts upon a showing of an unforeseeable emergency. An unforeseeable emergency is a severe financial hardship to the Executive Officer Participant resulting from a sudden and unexpected illness or accident of the Executive Officer Participant or of a dependent (as defined in section 152(a) of the Code) of the Executive Officer Participant, loss of property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive Officer Participant. The need to send an Executive Officer Participant's child to college or the desire to purchase a home are not unforeseeable emergencies. Payments may not be made to the extent the hardship is or may be relieved:

              (a) Through reimbursement or compensation by insurance or otherwise; or

              (b) By liquidation of the Executive Officer Participant's assets, to the extent such liquidation would not itself cause severe financial hardship.

        The determination of whether an unforeseeable emergency within the meaning of this Section exists shall be made at the sole discretion of the Committee. The amount of any such emergency distribution shall be limited to the amount necessary to meet the emergency and shall only be made in cash. No hardship distribution shall be permitted from any portion of any Account invested in Company Securities.

        6.7 Distribution on Account of Educational Expenses: An Executive Officer Participant may request a distribution in an amount up to the Executive Officer Participant's vested balance in his or her Accounts for tuition, related educational fees, and room and board for the next 12 months of post-secondary education for the Executive Officer Participant, or his or her spouse, children or dependents. Such request must be made on the Appropriate Form on or before December 31 of the calendar year preceding the calendar year of distribution. The Committee may grant such request in its sole discretion. Any such distribution shall only be made in cash. No distribution shall be permitted from any portion of any Account invested in Company Securities under this
Section 6.7.

        6.8 Beneficiary Designation: Each Executive Officer Participant shall designate on the Appropriate Form the Beneficiary or Beneficiaries to whom the vested balance of his or her Accounts shall be paid in the event of his or her death prior to the complete distribution of his or her Accounts to him or her. Each Beneficiary designation shall be effective only when filed with the Committee during the Executive Officer Participant's lifetime.

        Any Beneficiary designation may be changed by an Executive Officer Participant without the consent of any designated Beneficiary or any other person by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation shall cancel all Beneficiary designations previously filed.

        If any Executive Officer Participant fails to designate a Beneficiary in the manner provided above, if the Beneficiary designated by an Executive Officer Participant predeceases the Executive Officer Participant, or if the Beneficiary designated by an Executive Officer Participant dies after the Executive Officer Participant dies, but before receiving distribution of the Executive Officer Participant's Accounts, the Committee shall direct such Executive Officer Participant's Accounts (or the balance thereof) to be distributed:

              (a) To the Executive Officer Participant's surviving spouse; or

              (b) If the Executive Officer Participant has no surviving spouse, then to the Executive Officer Participant's estate.

        6.9 Divestment for Cause: There shall be no divestment for Cause of any benefits under this Article VI.

        6.10 Elective Transfer of Life Insurance Policies Providing Article VI
Benefits: Any Participant who has a vested interest in his or her Accounts may elect, upon his or her termination of employment, or thereafter in the manner provided in this Section 6.10, to have transferred to him or her the life insurance policies held by the Trust under the Plan to provide benefits to such Participant under this Article VI, after removing from such life insurance policies the portion of such Participant's Accounts which is not vested and any insurance company charges and fees related thereto. Such election must be made by filing the Appropriate Form with the Committee at least 90 days before the beginning of the Participant's taxable year in which such transfer is to be made. In the event of such a transfer, such Participant shall be entitled to no further benefits under this Article VI.

                       Article VII - Payment of Benefits

        7.1 Plan Unfunded:

              (a) General: It is the intention of the Company and the Participants that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA. Benefits under this Plan shall be paid out of the general assets of the Company. However, the Company shall establish a grantor trust (the "Trust") within the meaning of section 671 of the Code under the HUNT CORPORATION (FORMERLY HUNT MANUFACTURING CO.) SUPPLEMENTAL EXECUTIVE BENEFITS PLAN TRUST AGREEMENT (the "Trust Agreement"), to which the Company may make contributions in order to provide for the payment of benefits under the Plan. Such contributions may consist of cash, annuity contracts, insurance policies, Company Securities, or other property acceptable to the Trustee. Except as otherwise provided in Section 6.2(c) with respect to amounts credited to a Participant's Accounts under Article VI, the Trustee shall be responsible for the investment of all Trust assets, but may follow any investment directions or guidelines given the Trustee by the Company, the Committee or the Committee's designee under the other provisions of the Plan. The Trustee shall invest amounts credited to a Participant's Accounts under Article VI in accordance with Section 6.2(c). Notwithstanding the foregoing, Trust assets shall be treated as assets of the Company and shall remain, in the event of the Company's Insolvency, subject to the Company's Insolvency Creditors. Moreover, no Participant, former Participant, Spouse, or Beneficiary shall have any property interest whatsoever in any specific assets of the Trust or of the Company. A Participant, former Participant, Spouse, or Beneficiary shall have only the rights of a general, unsecured creditor against the Company for any distributions due under this Plan, and the Plan shall constitute a mere promise by the Company to make benefit payments in the future. To the extent that the assets of the Trust are insufficient to pay any benefits which are due under the Plan, such benefits may, at the direction of the Compensation Committee of the Board, be paid out of other general assets of the Company.

              (b) Purchase of Insurance Contracts: The Company shall purchase a separate insurance contract on the life of each Participant in the Plan. The Company shall retain all ownership rights in such contracts but such contracts shall be held by the Trustee for the sole benefit of the Company. No Participant shall have any rights in such contracts.

              (c) Change in Control:

                  (1) Article IV Benefit: In the event of a "Change in Control"
              (as defined in Section 7.1(d)), the Compensation Committee of the Board (as it is constituted on the day preceding the date of the Change in Control) may cause the Accrued Benefit payable under
              Article IV to an Executive Officer Participant, as determined on the date of the Change in Control, to be paid from the Trust to such Executive Officer Participant. Moreover, in the event of a Change in Control, if the Compensation Committee of the Board (as it is constituted on the day preceding the date of the Change in Control) does not exercise its discretion to cause said payment to the Executive Officer Participant, the Trustee, at the request of 51% of the Participants or in the Trustee's discretion, may cause the Accrued Benefit payable under Article IV to an Executive Officer Participant, as determined on the date of the Change in Control, to be paid from the Trust to such Executive Officer Participant. To the extent there are sufficient assets in the Trust, any distribution under this Section 7.1(c)(1) shall be increased by the amount necessary to pay all Federal, state, and local income taxes and any excise taxes imposed by section 4999 of the Code and other taxes resulting from the distribution (including any additional taxes resulting from the increase under this sentence). All payments made pursuant to this Section 7.1(c)(1) shall be made in one lump sum and shall equal the Present Value of the Accrued Benefit payable to the Executive Officer Participant under Article IV as determined on the date of the Change in Control, plus any additional amount described in the preceding sentence. The intent of this Section 7.1(c)(1) is that, in the event distribution is made under this Section 7.1(c)(1), the recipient Executive Officer Participant shall be paid, to the extent there are sufficient assets in the Trust, by the Trust, an additional amount (the "Gross Up") such that the net amount retained by the recipient Executive Officer Participant after deduction of Federal, state and local income taxes and any excise taxes imposed by section 4999 of the Code and any other taxes resulting from the distribution shall be equal to the Present Value of the Accrued Benefit payable to the Executive Officer Participant under Article IV as determined on the date of the Change in Control. For purposes of determining the amount of the Gross Up, the Executive Officer Participant shall be deemed to pay Federal, state and local income taxes at the highest marginal rate of taxation in the calendar year in which the distribution is to be made. The determination of whether an excise tax under section 4999 of the Code is payable and the amount thereof shall be based upon the opinion of tax counsel selected by the Trustee and acceptable to the Executive Officer Participant. If such opinion is not finally accepted by the Internal Revenue Service upon audit, then appropriate adjustments shall be computed (without interest but with Gross Up, if applicable) by such tax counsel based upon the final amount of the excise tax so determined. The amount shall be paid by the appropriate party in one lump-sum cash payment within 30 days of such computation.

                  (2) Article V Benefit: In the event of a "Change in Control"
              (as defined in Section 7.1(d)), the Compensation Committee of the Board (as it is constituted on the day preceding the date of the Change in Control) may cause all or a portion of the assets allocated to the Trust Account of a Corporate Officer Participant, as of the date of the Change in Control, to be used to purchase a paid-up insurance contract providing a death benefit equal to the benefit determined under Article V with respect to such Corporate Officer Participant as of the date of the Change in Control, or such lesser amount as the Actuary determines may be purchased with the Trust assets allocated to the Corporate Officer Participant's Trust Account. Moreover, in the event of a Change in Control, if the Compensation Committee of the Board (as it is constituted on the day preceding the date of the Change in Control) does not exercise its discretion to cause the purchase of such paid-up insurance contract, the Trustee, at the request of 51% of the Participants or in the Trustee's discretion, may cause all or a portion of the assets allocated to the Trust Account of a Corporate Officer Participant, as of the date of the Change in Control, to be used to purchase a paid-up insurance contract providing a death benefit equal to the benefit determined under
              Article V with respect to such Corporate Officer Participant, as of the date of the Change in Control, or such lesser amount as the Actuary determines may be purchased with the Trust assets allocated to the Corporate Officer Participant's Trust Account. In addition, to the extent there are sufficient assets in the Trust, an amount shall be paid to each Corporate Officer Participant receiving a distribution under this Section 7.1(c)(2) as necessary to pay all Federal, state, and local income taxes and any excise taxes imposed by section 4999 of the Code and other taxes resulting from the distribution (including any additional taxes resulting from the increase under this sentence). Any paid-up contract described in this Section 7.1(c)(2), plus any additional amount described in the preceding sentence, shall be distributed to the Corporate Officer Participant as soon as practicable. The intent of this Section 7.1(c)(2) is that in the event distribution is made under this Section 7.1(c)(2) the recipient Corporate Officer Participant shall be paid, to the extent there are sufficient assets in the Trust, by the Trust, an additional amount (the "Gross Up") such that the net amount deemed to be received by the recipient Corporate Officer Participant (i.e., the fair market value of the paid-up insurance contract) after deduction of Federal, state and local income taxes and any excise taxes imposed by section 4999 of the Code and any other taxes resulting from the distribution shall be equal to the fair market value of the paid-up insurance contract purchased for the Corporate Officer Participant pursuant to this Section 7.1(c)(2). For purposes of determining the amount of the Gross Up, the Corporate Officer Participant shall be deemed to pay Federal, state and local income taxes at the highest marginal rate of taxation in the calendar year in which the distribution is to be made. The determination of whether an excise tax under section 4999 of the Code is payable and the amount thereof shall be based upon the opinion of tax counsel selected by the Trustee and acceptable to the Corporate Officer Participant. If such opinion is not finally accepted by the Internal Revenue Service upon audit, then appropriate adjustments shall be computed (without interest but with Gross Up, if applicable) by such tax counsel based upon the final amount of the excise tax so determined. The amount shall be paid by the appropriate party in one lump-sum cash payment within 30 days of such computation.

                  (3) Article VI Benefits: In the event of a "Change in Control"
              (as defined in Section 7.1(d)), the Compensation Committee of the Board (as it is constituted on the day preceding the date of the Change in Control) may cause the balance in an Executive Officer Participant's Accounts under Article VI, as determined on the date of the Change in Control, to be paid from the Trust to such Executive Officer Participant. Moreover, in the event of a Change in Control, if the Compensation Committee of the Board (as it is constituted on the day preceding the date of the Change in Control) does not exercise its discretion to cause said payment to the Executive Officer Participant, the Trustee, at the request of 51 % of the Participants or in the Trustee's discretion, may cause the balance in an Executive Officer Participant's Accounts under
              Article VI, as determined on the date of the Change in Control, to be paid from the Trust to such Executive Officer Participant. To the extent there are sufficient assets in the Trust, any distribution under this Section 7.1(c)(1) shall be increased by the amount necessary to pay all Federal, state, and local income taxes and any excise taxes imposed by section 4999 of the Code and other taxes resulting from the distribution (including any additional taxes resulting from the increase under this sentence). All payments made pursuant to this Section 7.1(c)(1) shall be made in one lump sum. The intent of this Section 7.1(c)(1) is that, in the event distribution is made under this Section 7.1(c)(1), the recipient Executive Officer Participant shall be paid, to the extent there are sufficient assets in the Trust, by the Trust, an additional amount (the "Gross Up") such that the net amount retained by the recipient Executive Officer Participant after deduction of Federal, state and local income taxes and any excise taxes imposed by section 4999 of the Code and any other taxes resulting from the distribution shall be equal to the balance in the Executive Officer Participant's Accounts under Article VI, as determined on the date of the Change in Control. For purposes of determining the amount of the Gross Up, the Executive Officer Participant shall be deemed to pay Federal, state and local income taxes at the highest marginal rate of taxation in the calendar year in which the distribution is to be made. The determination of whether an excise tax under section 4999 of the Code is payable and the amount thereof shall be based upon the opinion of tax counsel selected by the Trustee and acceptable to the Executive Officer Participant. If such opinion is not finally accepted by the Internal Revenue Service upon audit, then appropriate adjustments shall be computed (without interest but with Gross Up, if applicable) by such tax counsel based upon the final amount of the excise tax so determined. The amount shall be paid by the appropriate party in one lump-sum cash payment within 30 days of such computation.

              (d) Definition of "Change in Control": As used in Sections 7.1(c)(1), (2), and (3), a "Change in Control" of the Company shall be deemed to have occurred if:

                  (1) Any person (a "Person"), as such term is used in Sections
              13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than (i) the Company and/or its wholly-owned subsidiaries, (ii) any ESOP or other employee benefit plan of the Company, and any trustee or other fiduciary in such capacity holding securities under such plan, (iii) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or (iv) the Participant or any group of Persons of which he or she voluntarily is a part), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
              Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, or such lesser percentage of voting power, but not less than 15%, as the Board shall determine; provided, however, that a Change in Control shall not be deemed to have occurred under the provisions of this Section 7.1(d)(1) by reason of the beneficial ownership of voting securities by members of the Bartol Family (as defined below) unless and until the beneficial ownership of all members of the Bartol Family (including any other individuals or entities who or which, together with any member or members of the Bartol Family, are deemed under Sections 13(d) or 14(d) of the Exchange Act to constitute a single Person) exceeds 50% of the combined voting power of the Company's then outstanding securities.

                  (2) During any two-year period beginning after September 12,
              1990, Directors of the Company in office at the beginning of such period plus any new Director (other than a Director designated by a Person who has entered into an agreement with the Company to effect a transaction within the purview of Section 7.1(d)(1) or
              (3)) whose election by the Board, or whose nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, shall cease for any reason to constitute at least a majority of the Board; or

                  (3) The Company's shareholders or the Board shall approve (i)
              any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's voting common shares (the "Common Shares") would be converted into cash, securities and/or other property, other than a merger of the Company in which holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares of the surviving corporation immediately after the merger as they had in the Common Shares immediately before, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or earning power of the Company, or (iii) the liquidation or dissolution of the Company.

              As used in this Section 7.1(d), "members of the Bartol Family" shall mean the wife, children and descendants of such children of the late George E. Bartol III, their respective spouses and estates, any trusts primarily for the benefit of any of the foregoing and the administrators, executors and trustees of any such estates or trusts.

              Whether a Change in Control has occurred shall be determined by the Compensation Committee of the Board (as it is constituted on the day preceding the date of the Change in Control) subject to the provisions of Section 3.7(d) of the Trust Agreement.

        7.2 Review of Funding Status: At least annually, the Compensation Committee of the Board shall make a determination as to whether the Trust described in Section 7.1 provides adequate security to Participants. The Chairman of the Company may also call upon the Compensation Committee of the Board to make such a determination at any time.

              (a) Determination of Inadequate Security: If the Compensation Committee of the Board determines that the Trust does not provide adequate security, the Compensation Committee of the Board shall cause:

                  (1) A single sum payment equal to the Present Value of the
              Accrued Benefit payable under Article IV to an Executive Officer Participant, as determined on the date of the Compensation Committee of the Board's determination, to be paid from the Trust to such Executive Officer Participant;

                  (2) All or a portion of the assets allocated to the Trust
              Account of a Corporate Officer Participant, as of the date of the Compensation Committee of the Board's determination, to be used to purchase a paid-up insurance contract providing a death benefit equal to the death benefit determined under Article V with respect to the Corporate Officer Participant; and

                  (3) The balance in the Executive Officer Participant's
              Accounts under Article VI, as determined on the date of the Compensation Committee of the Board's determination, to be paid from the Trust to such Executive Officer Participant.

              If the assets in the Trust are not adequate to pay the amounts payable under this Section 7.2, the Company shall be liable for and shall pay the deficiency to the Participant.

              (b) Gross Up: To the extent there are sufficient assets in the Trust, any distribution under Section 7.2(a) shall be increased by the amount necessary to pay all Federal, state, and local income taxes and any other taxes resulting from the distribution (including any additional taxes resulting from the increase under this sentence). All payments made pursuant to this Section 7.2(b) shall be made in one lump sum. The intent of this Section 7.2(b) is that, in the event distribution is made under Section 7.2(a), the recipient Participant shall be paid, to the extent there are sufficient assets in the Trust, by the Trust, an additional amount (the "Gross Up") such that the net amount retained by the recipient Participant after deduction of Federal, state and local income taxes and any other taxes resulting from the distribution (all as determined on the date of distribution) shall be equal to the sum of the following:

                  (1) The amount payable under Section 7.2(a)(1);

                  (2) The amount payable under Section 7.2(a)(2); and

                  (3) The amount payable under Section 7.2(a)(3).

              For purposes of determining the amount of the Gross Up, the recipient Participant shall be deemed to pay Federal, state and local income taxes at the highest marginal rate of taxation in the calendar year in which the distribution is to be made.

        7.3 Acceleration of Payments: Notwithstanding any other provision of the Plan or Trust Agreement, if the Trustee determines, based on a change in the tax or revenue laws of the United States, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury or his delegate, a decision by a court of competent jurisdiction involving a Participant, or a closing agreement involving a Participant made under section 7121 of the Code that is approved by the Commissioner, that such Participant or Beneficiary has recognized or will recognize income for Federal income tax purposes with respect to retirement benefits that are or will be payable to the Participant under Article IV, the death benefits that are or will be payable to the Participant or Beneficiary under Article V, or the supplemental savings benefits that are or will be payable to the Participant or Beneficiary under Article VI before they otherwise would be paid to the Participant or the Beneficiary (as applicable), upon the request of the Participant or Beneficiary, the Trustee shall immediately make distribution from the Trust to the Participant or Beneficiary of the amount so taxable. Moreover, in the event of a Change in Control, payment of retirement benefits provided under Article IV (and any additional amounts provided under Section 7.1(c)(1)) shall be made in accordance with Section 7.1(c)(1), payment of death benefits provided under Article V (and any additional amounts provided under Section 7.1(c)(2)) shall be made in accordance with Article V and Section 7.1(c)(2), and payment of supplemental savings benefits provided under Article VI (and any additional amounts provided under Section 7.1(c)(3)) shall be made in accordance with Section 7.1(c)(3). Moreover, in the event of a determination of inadequate security under Section 7.2(a), payment shall be made in accordance with Section 7.2(a) (and payment of any additional amounts provided under Section 7.2(b) shall be made in accordance with Section 7.2(b)).

        7.4 Creation of Separate Subfund in Trust upon Termination of
Employment: Upon the termination of a Participant's employment with the Participating Companies (except for Cause), a separate subfund in the Trust under the Plan shall be established to hold all insurance contracts which will provide benefits for the Participant under the Plan.

                         Article VIII - Administration

        8.1 Appointment of Committee: To supervise and administer the Plan, the Board shall appoint a Committee consisting of not less than three persons who shall serve without compensation and at the pleasure of the Board. Any member of the Committee may be removed at any time by the Board, which shall fill all vacancies in the Committee, however occurring (if there are less than three persons remaining on the Committee; if there are more than three persons remaining on the Committee the Board may, but is not required to, fill such vacancy or vacancies). Until a new appointment is made, the Committee shall have full authority to act. The Company shall notify the Trustee of the appointment of the Committee and of any subsequent changes in its membership.

        8.2 Organization: The Committee shall enact such rules and regulations consistent with the Plan as it may consider desirable for the conduct of its business and for the administration of the Plan. Its members shall elect a chairman, who shall be a member of the Committee, and a secretary who may, but need not, be a member of the Committee.

        8.3 Committee Action: A majority of the members of the Committee shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of the majority of the Committee members present at such meeting. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee. No member of the Committee shall act on any matter which involves his or her personal interest or benefit under the Plan as distinguished from the general interest of all Participants. The Committee shall maintain full and complete records of its deliberations and decisions, and the minutes of its proceedings shall be conclusive proof of the facts stated therein.

        8.4 Claims Procedure:

              (a) Filing Claim for Benefits: If an individual (hereinafter referred to as the "Applicant," which reference shall include the legal representative, if any, of the individual) does not receive the timely payment of the benefits to which the Applicant believes he or she is entitled under the terms of the Plan, the Applicant may make a claim for benefits in the manner hereinafter provided.

              All claims for benefits under the Plan shall be made in writing and shall be signed by the Applicant. Claims shall be submitted to a representative designated by the Committee and hereinafter referred to as the "Claims Coordinator." The Claims Coordinator may, but need not, be a member of the Committee. If the Applicant does not furnish sufficient information with the claim for the Claims Coordinator to determine the validity of the claim, the Claims Coordinator shall furnish the Applicant with forms prescribed by the Committee within ten days of receipt of the initial claim, indicating any additional information which is necessary for the Claims Coordinator to determine the validity of the claim.

              Each claim hereunder shall be acted on and approved or disapproved by the Claims Coordinator within 60 days following the receipt by the Claims Coordinator of the information necessary to process the claim.

              In the event the Claims Coordinator denies a claim for benefits, in whole or in part, the Claims Coordinator shall notify the Applicant in writing of the denial of the claim and notify such Applicant of his or her right to a review of the Claims Coordinator's decision by the Committee. Such notice by the Claims Coordinator shall also set forth, in a manner calculated to be understood by the Applicant, the specific reason for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim, with an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure as set forth in this Section 8.4.

              If no action is taken by the Claims Coordinator on an Applicant's claim within 60 days after receipt by the Claims Coordinator, such application shall be deemed to be denied for purposes of the following appeals procedure.

              (b) Appeals Procedure: Any Applicant whose claim for benefits is denied in whole or in part (such Applicant being hereinafter referred to as the "Claimant") may appeal from such denial to the Committee for a review of the decision by the entire Committee. Such appeal must be made within six months after the Claimant has received written notice of the denial as provided above. An appeal must be submitted in writing within such period and must:

                  (1) Request a review by the entire Committee of the claim for benefits under the Plan;

                  (2) Set forth all of the grounds upon which the Claimant's request for review is based and any facts in support thereof; and

                  (3) Set forth any issues or comments which the Claimant deems pertinent to the appeal.

              The Committee shall regularly review appeals by Claimants. The Committee shall act upon each appeal within 60 days after receipt thereof unless special circumstances require an extension of the time for processing the Claimant's request for review. If such an extension of time for processing is required, written notice of the extension shall be forwarded to the Claimant prior to the commencement of the extension. In no event shall such extension exceed a period of 120 days after the request for review is received by the Committee.

              The Committee shall make a full and fair review of each appeal and any written materials submitted by the Claimant or a Participating Company in connection therewith. The Committee may require the Claimant or a Participating Company to submit such additional facts, documents, or other evidence as the Committee in its discretion deems necessary or advisable in making its review. The Claimant shall be given the opportunity to review pertinent documents or materials upon submission of a written request to the Committee, provided the Committee finds the requested documents or materials are pertinent to the appeal.

              On the basis of its review, the Committee shall make an independent determination of the Claimant's eligibility for benefits under the Plan. The decision of the Committee on any claim for benefits shall be final and conclusive upon all parties thereto.

              In the event the Committee denies an appeal, in whole or in part, the Committee shall give written notice of the decision to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant the specific reasons for such denial and which shall make specific reference to the pertinent Plan provisions on which the Committee decision was based.

              It is intended that the claims procedure of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor set forth in 29 CFR Section 2560.503-1.

        8.5 Committee Powers and Responsibilities: Except as otherwise provided in the Plan and Trust Agreement, the Committee shall have sole responsibility for administration of the Plan and shall supervise and control the operation of the Plan in accordance with its terms. Except as otherwise provided in the Plan and Trust Agreement, the Committee shall have the responsibility, the power, the authority, and discretion to do all things necessary to accomplish that purpose, including, but not limited to, the responsibility, power, authority, and discretion to do the following:

              (a) To construe and interpret the Plan, decide all questions of eligibility, and determine the amount, manner, and time of payment of any benefits hereunder;

              (b) To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

              (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

              (d) To require a Participant to complete and file with the Committee an application for a benefit and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee (the Committee may rely upon all such information so furnished, including the Participant's current mailing address);

              (e) To furnish the Participating Companies, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

              (f) To appoint or employ, at the expense of the Participating Companies, persons to carry out administrative duties under the Plan and any other agents it deems advisable, including, but not limited to, actuaries, accountants, Investment Advisor(s), and legal counsel, and to rely in good faith upon the opinion of any professional or specialist so employed;

              (g) To adopt such rules and make such determinations as are appropriate to the administration of the Plan, provided that all rules of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances, and that, when making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, a Participating Company, the legal counsel of a Participating Company, the Trustee, or other appropriate persons;

              (h) To bring suit in a court of competent jurisdiction, or to take any other action necessary either to ascertain the proper actions to be taken in the event that a reasonable interpretation of applicable law precludes the Committee from satisfying its requirements under the Plan and Trust or to enforce the rights of the Participants under the Plan and Trust;

              (i) To delegate certain of its responsibilities relating to the administration of the Plan to responsible persons;

              (j) To supervise the investment of assets held in the grantor trust;

              (k) To establish the investment media available for the investment of Participants' Accounts under Article VI and to communicate the investments so available to the Trustee and the Participants; in establishing the investment media available under Article VI of the Plan the Committee may rely upon the advice of Investment Advisors and may take into account the investment preferences of the Participants but the Committee shall not be bound by such preferences; to establish guidelines for the investment of the Phantom Stock Plan under Plan Exhibit C; and

              (1) To do such other acts as may be necessary or desirable in order to administer the Plan.

        8.6 Information from Participating Companies to Committee: To enable the Committee to perform its functions, the Participating Companies shall supply full and timely information to the Committee on all matters relating to the pay and service of Participants, their retirement, Disability, death, or other cause for separation from service, and such other pertinent facts as the Committee may require; and the Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties.

        8.7 Records: The Committee shall maintain records containing all relevant data pertaining to Participants and Beneficiaries and their rights under the Plan. Records pertaining solely to a particular Participant or Beneficiary shall be made available to him or her for examination during business hours.

        8.8 Determination of Right to Benefits: Except as otherwise provided in the Plan and Trust Agreement, the Committee shall make all determinations as to the right of any person to a benefit under the Plan. The procedures relating to the submission of claims for benefits, their review, and the appeal of denied claims are set forth in Section 8.4.

        8.9 Expert Services: The Committee may, in accordance with Section 8.5(f), contract for actuarial, legal, accounting, clerical, trustee, custodial, investment and other services necessary to carry out its responsibilities under the Plan.

       Article IX - Amendment and Termination of Plan; Successor Employer

        9.1 Right of Company to Amend Plan:

              (a) General: Subject to the limitations set forth in this Section 9.1, the Company reserves the right to amend the Plan with respect to all Participating Companies by action of the Board at any time and from time to time, to the extent it may deem advisable or appropriate.

              (b) Limitations: No amendment shall cause or permit the duties or liabilities of the Committee or Trustee to be increased without the written consent of the party affected. In addition, no amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit under
        Article IV, death benefit under Article V, or vested supplemental savings benefits under Article VI (all as determined as of the date on which the amendment becomes effective). No amendment shall be permitted on or after the day preceding the date of a Change in Control (within the meaning of Section 7.1 (d)) without the consent of at least 51% of the Participants participating in the Plan on the day before the date of such Change in Control.

        9.2 Amendment Procedure: Any amendment shall be made only by an instrument in writing pursuant to written resolution adopted by the Board at a duly held meeting of said Board or by unanimous written consent of the Board. A certified copy of the resolutions adopting any amendment and a copy of the adopted amendment as executed by the Company shall be delivered to the Committee and to the Trustee.

        Upon the taking of such action by the Board, the Plan shall be deemed amended as of the date specified as the effective date by such Board action or in the instrument of amendment. The effective date of any amendment may be before, on, or after the date of such Board action.

        9.3 Termination of Plan: The Company reserves, with respect to all Participating Companies, the right to terminate the Plan at any time by written resolution adopted by the Board at a duly held meeting of said Board or by unanimous written consent of the Board. Moreover, each other Participating Company reserves the right, by written resolution adopted by the Board at a duly held meeting of said Board or by unanimous written consent of the Board, to terminate the Plan as to such Participating Company as provided herein. Upon termination of the Plan, each Executive Officer Participant shall continue to have the right to receive his or her vested Accrued Benefit under Article IV, each Corporate Officer Participant shall continue to have the right to have his or her Beneficiary receive a death benefit under Article V, and each Executive Officer Participant shall continue to have the right to receive vested supplemental savings benefits under Article VI (all as determined as of the date on which the Plan is terminated) in accordance with the terms of the Plan as in effect immediately prior to its termination. Moreover, upon the termination of the Plan, life insurance in an amount equal to three times his or her Base Salary shall be restored to each Corporate Officer Participant under the group term life insurance plan of his or her Participating Company, at the expense of the Participating Company.

        9.4 Successor Employer: In the event of the dissolution, merger, consolidation, or reorganization of a Participating Company, provision may be made by which the Plan and Trust will be continued by the successor to such Participating Company; and, in that event, such successor shall be substituted for the Participating Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties, and responsibilities of the Participating Company under the Plan. Neither the Company nor any Participating Company nor Affiliate shall have any further liability with respect to the making of contributions on behalf of the employees of any such Participating Company which continues the Plan and Trust for its employees.

                           Article X - Miscellaneous

        10.1 No Right to Employment: Participation in the Plan shall not be deemed to be consideration for, an inducement to, or a condition of the employment of any Employee. The establishment of the Plan shall not confer upon any Employee or Participant the right to be continued in the employ of a Participating Company, and the Participating Company expressly reserves the right to terminate the employment of any Employee, whether or not a Participant, whenever the interest of the Participating Company, in its sole judgment, may so require.

        10.2 Right to Withhold: The Company shall have the right to withhold from all distributions from the Plan any Federal, state, or local taxes required by law to be withheld with respect to such distributions.

        10.3 Nonalienation of Benefits: Except as otherwise required by applicable law, the right of any Participant or Beneficiary to any benefit or interest under any of the provisions of this Plan shall not be subject to encumbrance, attachment, execution, garnishment, assignment, pledge, alienation, sale, transfer, or anticipation, either by the voluntary or involuntary act of any Participant or his or her Beneficiary or by operation of law, nor shall such payment, right, or interest be subject to any other legal or equitable process.

        10.4 Expenses of Plan: All expenses of the Plan shall be paid by the Participating Companies.

        10.5 Incapacitated Beneficiaries: If any person entitled to receive benefits hereunder shall at any time be mentally or physically incapacitated, or for any other reason shall be incapable of properly or legally receipting for, receiving, and dispensing the benefits to which he or she is entitled hereunder, the payments to which such person shall be entitled under this Plan during such period of incapacity may, at the direction of the Committee, be used, expended, or applied by the Participating Companies for the maintenance, education, or support of such person or his or her dependents without the intervention of a guardian or committee.

        10.6 Gender and Number: Whenever any words are used herein in any specific gender, they shall be construed as though they were also used in any other applicable gender. The singular form, whenever used herein, shall mean or include the plural form, and vice versa, as the context may require.

        10.7 Law Governing Construction: The construction and administration of the Plan, the Trust Agreement, and the Trust maintained thereunder, and all questions pertaining thereto, shall be governed by ERISA and other applicable Federal law and, to the extent not governed by Federal law, by Pennsylvania law.

        10.8 Change in Control Agreements: To the extent possible, this Plan shall be construed in a manner compatible with any applicable change in control agreement between a Participating Company and a Participant and in accordance with Section 7.1(c).

        10.9 Headings Not a Part Hereof: Any headings preceding the text of the several Articles, Sections, subsections, or paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of the Plan, nor shall they affect its meaning, construction, or effect.

        10.10 Severability of Provisions: If any provision of this Plan is determined to be void by any court of competent jurisdiction, the Plan shall continue to operate and, for the purposes of the jurisdiction of that court only, shall be deemed not to include the provision determined to be void.

        10.11 Reporting and Disclosure Requirements: In order to comply with the requirements of Title I of ERISA, the Committee shall:

              (a) File a statement with the Secretary of Labor that includes the name and address of the employer, the employer identification number assigned by the Internal Revenue Service, a declaration that the employer maintains the Plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and a statement of the number of such plans and the number of employees in each; and

              (b) Provide plan documents, if any, to the Secretary of Labor upon request as required by section 104(a)(1) of ERISA. It is intended that this provision comply with the requirements of DOL Reg. Section 2520.104-23.

        This method of compliance is available to the Plan only so long as the Plan is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and for which benefits are paid as needed solely from the general assets of the employer or are provided exclusively through insurance contracts or policies, the premiums for which are paid directly by the employer from its general assets, issued by an insurance company or similar organization which is qualified to do business in any state, or both.

        10.12 Special Provisions Relating to Ronald J. Naples: Notwithstanding any other provision of the Plan, the provisions of Plan Exhibit B shall apply to the benefits provided hereunder for Ronald J. Naples, formerly Chief Executive Officer of the Company.

        10.13 Special Provisions Relating to Donald L. Thompson: Notwithstanding any other provision of the Plan, the provisions of Plan Exhibit C shall apply to the benefits provided hereunder for Donald L. Thompson, Chairman and Chief Executive Officer of the Company, effective June 1, 1996.

        10.14 Power of Company to Substitute Assets: The Company shall have the right at any time and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

        10.15 Voting and other Rights Associated with Trust Assets: The Trustee shall exercise all voting rights relating to securities (including Company Securities) held in the Trust under the Plan. Except as otherwise specifically provided in the Plan, all other rights associated with Trust assets shall be exercised by the Trustee or by the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan Participants.

                  Article XI - Adoption of Plan by Affiliates

        11.1 Adoption of Plan: The Plan may be adopted by any Affiliate provided:

              (a) The Company consents to such adoption;

              (b) The Board of Directors or other governing entity of the Affiliate adopts the Plan by appropriate action; and

              (c) The adopting Affiliate executes such documents as may be required to make such Affiliate a party to the Plan as a Participating Company.

        An Affiliate which adopts the Plan shall thereafter be a Participating Company with respect to its Employees for purposes of the Plan.

        11.2 Company Appointed Agent of Participating Company: Each Participating Company appoints the Company as its agent to exercise on its behalf all of the powers and authority conferred upon the Company by this Plan, including, without limitation, the power to amend the Plan or to terminate the Plan.

        11.3 Withdrawal from Plan: Any Participating Company may, at any time, withdraw from the Plan upon giving the Company and the Committee at least 30 days' notice in writing of its intention to withdraw.

        IN WITNESS WHEREOF, HUNT CORPORATION has caused these presents to be duly executed, under seal this ____ day of ____________, 1999.

[CORPORATE SEAL]                     HUNT CORPORATION

Attest:


/s/ Dennis S. Pizzica                By: /s/ William E. Chandler
---------------------------              -------------------------
Dennis S. Pizzica,                           William E. Chandler
Assistant Secretary

        FIRST UNION NATIONAL BANK hereby agrees to assume all duties and responsibilities imposed on it under this amended and restated Plan and therefore has caused these presents to be duly executed, under seal this _______ day of ________________ 1998.

                                             TRUSTEE:

[CORPORATE SEAL]                      FIRST UNION NATIONAL BANK

Attest:



____________________                  By:_______________________
Trust Officer                            Vice President

                   PLAN EXHIBIT A - EARLY RETIREMENT FACTORS

                                    TABLE I

                  Participants Who Terminate Employment on or
                           After Early Retirement Date

Age at Benefit          Early Commencement
Commencement            Reduction Factor
--------------          ------------------
62 and over                  1.0000
61                           0.9333
60                           0.8667
59                           0.8000
58                           0.7333
57                           0.6667
56                           0.6333
55                           0.6000
54                           0.5667
53                           0.5333
52                           0.5000


                                    TABLE II

                 Participants Who Terminate Employment Prior to
                             Early Retirement Date

Age at Benefit          Early Commencement
Commencement            Reduction Factor
--------------          ------------------
65 and over                  1.0000
64                           0.9333
63                           0.8667
62                           0.8000
61                           0.7333
60                           0.6667
59                           0.6333
58                           0.6000
57                           0.5667
56                           0.5333
55                           0.5000

IN NO EVENT SHALL BENEFITS BE ACTUARIALLY INCREASED FOR COMMENCEMENT OF BENEFITS SUBSEQUENT TO AGE 62 (FOR TABLE I) OR SUBSEQUENT TO AGE 65 (FOR TABLE II).

                                    - A-1 -

PLAN EXHIBIT B - SPECIAL PROVISIONS FOR RONALD J. NAPLES

        I. Continued Participation in Plan by Naples. In accordance with the terms of the Transition Agreement (the "Agreement") entered into on June 13, 1995, between the Company and Ronald J. Naples, formerly Chief Executive Officer of the Company ("Naples"), Naples shall continue to participate in the Plan, which provides supplemental retirement benefits under Article IV of the Plan, life insurance benefits under Article V of the Plan, and supplemental savings benefits (including matching employer contributions) under Article VI of the Plan, subject to, and in accordance with, the terms of the Plan and this Plan Exhibit B.

        II. Calculation and Payment of Benefit under Article IV of Plan.

              (A) Calculation of Benefit. For purposes of calculating Naples's benefit under Article IV of the Plan, Naples shall be credited with Years of Benefit Service from July 20, 1995, through July 19, 1998, and with Applicable Compensation during such time at the rate of $565,000 per year (without regard to any mitigation pursuant to Section 4(b) of the Agreement during the period from July 20, 1997, through July 19,
        1998). Notwithstanding the preceding sentence, Naples's Applicable Compensation for computing benefits under Article IV of the Plan for calendar year 1995 shall include, in addition to the $565,000, any pro rata bonuses for 1995.

              (B) Payment of Benefit. Under the Plan, any Participant (including Naples) who retires after age 52 with at least 20 Years of Vesting Service shall be able to commence receiving payments under Article IV of the Plan at such time. Such payments shall be actuarially reduced in accordance with the terms of the Plan.

        III. Naples's Life Insurance Benefit and Determination of Base Salary under Article V.

              (A) Life Insurance Benefit. Life insurance benefits (three times Naples's Base Salary as determined under III(B) of this Plan Exhibit (B) for Naples under Article V of the Plan shall continue until July 19, 1997, or, if later, until the termination of his employment with the Company.

              (B) Base Salary. Naples's Base Salary for purposes of Article V of the Plan from July 20, 1995, through July 19, 1998, shall be at the rate of $565,000 per year (without regard to any mitigation pursuant to Section 4(b) of the Agreement during the period from July 20, 1997, through July 19, 1998).

        IV. Application to Naples of Article VI and Determination of Applicable Compensation under Article VI.

              (A) Application of Article VI to Naples. Naples may continue to make Deferral Amounts and be credited with Matching Amounts thereon in accordance with Section 6.2 of the Plan until his employment with the Company is terminated. Moreover, Naples may continue to make Deferral Amounts, but shall not be eligible for Matching Amounts, with respect to consulting payments as provided under the terms of the Agreement. Naples shall not be eligible for Basic Amounts under Article VI.

              (B) Salary Deferral Compensation. Naples's Salary Deferral Compensation for purposes of Article VI of the Plan from July 20, 1995, through July 19, 1998, shall be at the

                                    - B-1 -
        rate of $565,000 per year (without regard to any mitigation pursuant to Section 4(b) of the Agreement during the period from July 20, 1997, through July 19, 1998).

        V. Election to Take Ownership of Certain Insurance Policies under
Article VI of Plan. Pursuant to the terms of Article VI of the Plan, Naples shall be entitled to elect to take ownership of certain life insurance policies held by the Trust under the Plan for benefits under Article VI of the Plan, in lieu of receiving such benefits under the Plan. Such election shall be made in accordance with the terms of Section 6.10 of the Plan.

        VI. Use of Cash Value of Separate Insurance Contracts Purchased on Naples's Life. Under the Plan, the cash value of any separate insurance contracts purchased on Naples's life shall be used solely for the payment of benefits under the Plan to Naples (to the extent such cash value does not exceed the Company's obligation to Naples under the Plan). Upon Naples's termination of employment, a separate subfund shall be established within the Trust pursuant to
Section 7.4 of the Plan for such contracts. The Company agrees to pay the premiums on such contracts as they come due, until June 1, 1998, and expects to continue to make contributions to the Trust thereafter in accordance with the normal funding procedures of the Plan.

        Notwithstanding the foregoing, the proceeds of any death benefit received pursuant to such contracts may be used for any purpose under the Plan and Trust. Naples shall have only the rights of a general, unsecured creditor against the Company for any distributions due under the Plan and Trust, and shall not have any property interest in such insurance contracts or any other assets of the Plan and Trust.

        VII. Section 4.10 (Divestment for Cause) not Applicable to Naples.
Section 4.10 of the Plan (Divestment for Cause) shall not be applicable to Naples.

                                    - B-2 -

           PLAN EXHIBIT C - SPECIAL PROVISIONS FOR DONALD L. THOMPSON

        I. Participation in Plan. In accordance with the Employment Agreement (the "Agreement") between the Company and Donald L. Thompson ("Executive") dated April 8, 1996, Executive shall participate in the Plan which provides supplemental retirement benefits under Article IV of the Plan, life insurance benefits under Article V of the Plan, and supplemental savings benefits (including matching employer contributions) under Article VI of the Plan, subject to, and in accordance with, the terms of the Plan and this Plan
Exhibit C.

        II. Phantom Stock Plan.

              (A) General. In accordance with the Agreement, the Company established a Phantom Stock Plan for Executive effective June 1, 1996. A copy of the Phantom Stock Plan is attached hereto as Appendix A. Although the Phantom Stock Plan is unfunded, in order to enable Company to provide for the payment of benefits under the Phantom Stock Plan as they become due, Company shall establish a separate Phantom Stock Account under the Trust to which it shall make contributions at such times and in such amounts as the Board, in its sole discretion, shall determine. The Company shall also establish a separate Phantom Stock Dividend Account to which Dividend Amounts shall be credited as provided in the Phantom Stock Plan.

              (B) Investment of Phantom Stock Account and Phantom Dividend Account.

                  (i) Phantom Stock Account. The Phantom Stock Account shall be invested by the Trustee in such property including, but not limited to, Company Securities as the Compensation Committee shall determine, in its sole discretion. However, notwithstanding the property in which the Phantom Stock Account is invested or the value of such property at the time of any distribution under the Phantom Stock Plan, Executive shall only be entitled to the value at the time of any distribution of the 175,000 shares of Phantom Stock (which, pursuant to Section 4.1 of the Phantom Stock Plan, shall be deemed to be the equivalent of an equal number of shares of Common Stock of the Company) credited to Executive's Phantom Stock Account pursuant to the terms of the Phantom Stock Plan, as adjusted pursuant to the terms of the Phantom Stock Plan.

                  (ii) Phantom Dividend Account. The Phantom Dividend Account
              shall be invested in such property including, but not limited to, Company Securities as the Compensation Committee shall determine, in its sole discretion. However, notwithstanding the property in which the Phantom Dividend Account is invested or the value of such property at the time of any distribution under the Phantom Stock Plan, Executive shall only be entitled to the value at the time of any distribution of the undistributed Dividend Amounts held in his Phantom Dividend Account, as determined under Section
              5.4 of the Phantom Stock Plan.

                  (iii) Reinvestment of Company Securities Prohibited.
              Notwithstanding the foregoing, effective October 1, 1998, amounts held in the Phantom Stock Account and the Phantom Dividend Account which are invested in Company Securities may not be reinvested in any other investment.



                                    - C-1 -

              (C) Payment of Amounts in Phantom Stock Account and Phantom Dividend Account.

                  (i) Emergency Distributions. Emergency distributions shall be made from the Phantom Stock Account and the Phantom Dividend Account pursuant to the provisions of Section 6.3(a) and (b) of the Phantom Stock Plan and shall only be made in cash but in no event shall such distributions exceed the values of such Accounts as determined under II.(B)(i) and (ii) and in the case of distributions under Section 6.3(b) of the Phantom Stock Plan, shall be reduced by the 8% discount provided under Section 6.3(b) of the Phantom Stock Plan.

                  (ii) Other Distributions. Payment from the Phantom Stock
              Account and the Phantom Dividend Account shall be made in cash in the manner provided in the Agreement and Appendix A hereto. Notwithstanding the foregoing, to the extent invested in Company Securities or other property, payment shall be made in Company Securities or other property unless the Executive elects, but only with the approval of the Board, to have such portion of the Phantom Stock Account and the Phantom Dividend Account paid in cash but in no event shall such distributions exceed the values of such Accounts as determined under II.(B)(i) and (ii). Such election must be made by filing the Appropriate Form with the Committee at least 90 days before the beginning of the Executive's taxable year in which such distribution is to be made.

        III. Death of Executive. In the event Executive's death occurs while employed by Employer, notwithstanding any provision of the Plan to the contrary, Executive shall be fully vested in all benefits to which he is entitled under the terms of the Plan, and, if Executive has not become fully vested in his accrued benefit under the Company's Pension Plan on the date of his death, the Company shall provide for such accrued benefit to be paid pursuant to the Plan.

        IV. Disability of Executive. In the event of Executive's "Disability", as such term is defined in Section 4.2 of the Agreement, notwithstanding any provision of the Plan to the contrary, Executive shall be fully vested in all benefits to which he is entitled under the terms of the Plan, and if Executive has not become fully vested in his accrued benefit under the Company's Pension Plan on the date of his "Disability", the Company shall provide for such accrued benefit to be paid pursuant to the Plan.

        V. Executive's Resignation or Termination without Cause.

              (A) Resignation or Retirement. Upon Executive's resignation or retirement pursuant to Section 4.4(a) of the Agreement, Executive shall be entitled only to those benefits under the Plan which are provided by the express terms of the Plan and by the express terms of the Phantom Stock Plan.

              (B) Termination of Executive's Employment without Cause. Upon the termination by the Board of Executive's employment under the Agreement without Cause (as such term is defined in Section 4.3 of the Agreement) pursuant to Section 4.4(b) of the Agreement or upon Executive's resignation from his employment pursuant to a material reduction in the nature or scope of his authority, power, functions or duties, all as described in Section 4.3(b) of the Agreement, any shares of phantom stock which have not become vested by the passage of time shall become fully vested upon the date of such termination of employment and, to the extent not otherwise paid, shall be paid by the Plan in accordance with the terms of the Agreement and the Phantom Stock Plan. Executive shall also be entitled to receive all pension benefits accrued under the Company's Pension Plan and the Plan to the date of termination


                                    - C-2 -
        and during the two-year period thereafter during which Executive receives payments under Section 4.4(b) of the Agreement. If Executive is not fully vested in the Pension Plan on the date of his termination of employment, such accrued benefit shall be paid pursuant to the Plan and, likewise, additional pension accruals under the Company's Pension Plan subsequent to the termination of Executive's termination of employment shall be paid from the Plan.

        VI. Executive's Termination for Cause. In the event of Executive's termination of employment for "Cause" (within the meaning of Section 4.3 of the Agreement), Executive shall be entitled to no further accruals under the Plan, all as provided in Section 4.3 of the Agreement.

        VII. Change in Control. The Change in Control provisions of the Plan shall apply to Executive except to the extent that any such provisions conflict with the terms of the Agreement in which case the terms of the Agreement shall control.

        VIII. Agreement to Control. This Plan Exhibit C is in all respects to be governed by the terms of the Agreement and in the event of any conflict between the terms of the Agreement and the terms of this Plan Exhibit C, the terms of the Agreement shall control.


                                    - C-3 -

     PLAN EXHIBIT C - APPENDIX A PHANTOM STOCK PLAN FOR DONALD L. THOMPSON

                             HUNT MANUFACTURING CO.

                               PHANTOM STOCK PLAN
                                      FOR
                               DONALD L. THOMPSON

                          ARTICLE I - Purpose of Plan

        1.1 Purpose. The purpose of the HUNT MANUFACTURING CO. PHANTOM STOCK PLAN FOR DONALD L. THOMPSON (the "Plan") is to further the long-term growth in earnings of Hunt Manufacturing Co. by offering long-term financial incentives to the Chairman and Chief Executive Officer of the Company.

                            ARTICLE II - Definitions

        Whenever the following terms are used in the Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary:

        2.1 Beneficiary shall mean such person or persons or legal entity as may be designated by the Participant to receive benefits hereunder after the Participant's death, or in the absence of such designation, the personal or legal representative of the Participant.

        2.2 Benefit Account shall mean the account established pursuant to
Section 6.2(A).

        2.3 Board shall mean the Board of Directors of the Company.

        2.4 Code shall mean the Internal Revenue Code of 1986, as amended.

        2.5 Committee shall mean the Compensation Committee of the Board.

        2.6 Common Stock shall mean shares of Hunt Manufacturing Co. common stock, par value $.10 per share.

        2.7 Company shall mean Hunt Manufacturing Co.

        2.8 Dividend Account shall mean the account established by the Committee for the Participant and to which the undistributed portion of the Participant's Dividend Amounts and payments attributable thereto are credited or debited.

        2.9 Dividend Amount shall mean the amount to which the Participant becomes entitled at the time that shareholders of Common Stock are paid cash dividends on such Stock, determined as provided in Article V.

        2.10 Effective Date shall mean June 1, 1996, or, if earlier, the date on which the Participant commences employment with the Company.

        2.11 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

                                    - CA-1 -

        2.12 Interest shall mean the average monthly rate of interest paid on ten-year bonds on a specified date, as evidenced by the Moody's Ten-Year Bond Index, multiplied by 1.333.

        2.13 Participant shall mean Donald L. Thompson.

        2.14 Phantom Stock shall mean the number of shares credited to the Participant's Stock Account as provided in Article V.

        2.15 Plan shall mean the HUNT MANUFACTURING CO. PHANTOM STOCK PLAN FOR DONALD L. THOMPSON.

        2.16 Plan Year shall mean the fiscal year of the Plan ending each December 31.

        2.17 Separation Date shall mean the date on which a Participant terminates employment with the Company (whether by retirement, death, resignation, discharge, or otherwise).

        2.18 Stock Account shall mean the account established by the Committee for the Participant and to which the Participant's Phantom Stock and all assumed appreciation, depreciation, and payments attributable thereto are credited or debited.

        2.19 Valuation Date shall mean June 1, 1996, and the last day of each calendar month thereafter.

        2.20 Vesting Percentage shall mean that percentage of the Participant's Stock Account to which he has a vested (non-forfeitable) right.

                          ARTICLE III - Participation

        3.1 Participation. Participation shall begin on the Effective Date. Participation in the Plan shall continue until the Participant's Separation Date.

                  ARTICLE IV - Establishment of Stock Account

        4.1 Stock Account. The Committee shall establish and maintain, for the Participant, a Stock Account to record the value of the Participant's interest under the Plan. On the Effective Date, for the purpose of computing the value of the cash benefits to which Participant is entitled hereunder, the Participant's Stock Account shall be credited with 175,000 shares of Phantom Stock which shall be deemed to be the equivalent of an equal number of shares of Common Stock.

        4.2 Valuation of Stock Account. As of each Valuation Date the Committee shall determine the value of each share of Phantom Stock credited to the Stock Account by reference to the mean between the highest and lowest quoted selling prices of the Common Stock on the New York Stock Exchange on the Valuation Date, as reported in The Wall Street Journal or, if the Valuation Date is not a regular business day, on the immediately preceding regular business day. Such value, as determined by the Committee, shall be conclusive.

        4.3 Adjustments to Stock Account. In the event of a change in the outstanding shares of Common Stock by reason of a recapitalization, stock split, stock dividend, merger, consolidation, reorganization, or similar corporate change, the Committee shall make equitable adjustments in the

                                    - CA-2 -

Stock Account of the Participant so that the number of shares of Phantom Stock credited to the Stock Account is not diluted as a result of such change.

        4.4 No Shareholder Rights. The crediting of Phantom Stock to the Participant's Stock Account shall not entitle the Participant to voting rights or any other rights of a shareholder with respect to such Phantom Stock (except for the crediting to Participant's Dividend Account of an amount equal to the dividends paid on the Common Stock.)

   ARTICLE V - Establishment of Dividend Account and Allocation and
                         Crediting of Dividend Amounts

        5.1 Dividend Account. The Committee shall establish and maintain, for the Participant, a separate Dividend Account to record the undistributed Dividend Amounts of the Participant.

        5.2 Entitlement to and Calculation of Dividend Amounts. Whenever the shareholders of Common Stock become entitled to receive cash dividends on such common stock, the Participant shall become entitled to a Dividend Amount. Such Dividend Amount shall be determined by multiplying the per share cash dividend payable to shareholders of the Common Stock by the number of shares of Phantom Stock allocated to the Participant's Stock Account.

        5.3 Distribution of Vested Dividend Amounts. Not later than November 30, 1996, and each November 30 thereafter until the Participant's Separation Date, the Participant may elect, by filing an appropriate form with the Committee, to receive a cash distribution of the Dividend Amount otherwise allocable to the Participant's Dividend Account for the following calendar year, multiplied by the Participant's Vesting Percentage. Such cash distribution shall be made to the Participant at the same time that cash dividends are paid to the shareholders of Common Stock. Such cash distributions shall not be treated as "compensation" for purposes of benefits pursuant to the Company's benefit plans.

        5.4 Treatment of Undistributed Dividend Amounts. That portion of the Participant's Dividend Amount which is not distributed in accordance with
Section 5.3 shall be credited to his Dividend Account and shall vest in accordance with Section 6.1(B). Amounts credited to the Participant's Dividend Account shall be credited with earnings, on the last day of each month, at the rate of Interest in effect on the first day of the month. The vested amount in the Participant's Dividend Account shall be distributed in accordance with
Section 6.2.

              ARTICLE VI - Distribution of Benefits on Separation

        6.1 Vesting.

              (A) Stock Account. The Participant's right to the cash value of the amounts credited to his Stock Account shall become vested (non-forfeitable) in accordance with the following schedule, provided Participant is employed by the Company on each of the dates shown:

                       25% on December 1, 1996
                       50% on December 1, 1997
                       75% on December 1, 1998
                      100% on December 1, 1999

                                    - CA-3 -

              (B) Dividend Account. The Participant shall have a vested (non-forfeitable) right to the amount credited to his Dividend Account equal to:

                  (1) the product of (a) the total of all Dividend Amounts to which the Participant has become entitled (including portions of such Dividend Amounts which have been distributed to the Participant), multiplied by (b) the Participant's Vesting Percentage (as determined under Section 6.1(A); less

                  (2) the total of all Dividend Amounts which have been
              distributed to the Participant.

              (C) Special Vesting. The preceding provisions of Section 6.1 notwithstanding, the Participant shall have a vested (non-forfeitable) right to the amounts credited to his Stock Account and Dividend Account in the event of (1) the termination of his employment by the Company without Cause, as provided in Section 4.4 of the Employment Agreement between the Participant and the Company dated April 8, 1996; (2) a Change in Control of the Company, as defined in Section 4.5(b) of the Employment Agreement; (3) the Participant's death; or (4) the Participant's Disability, as determined pursuant to Section 4.2 of the Employment Agreement.

        6.2 Distribution of Benefits on Separation.

              (A) Amount of Benefits. The amount of benefits payable to a Participant (or his Beneficiary) under the Plan, as a distribution after the Participant's Separation Date, shall be equal to the sum of (a) the Participant's vested interest in his Dividend Account, such vesting to be determined pursuant to Section 6.1(B) or (C), plus (b) the product of his Vesting Percentage (determined as of his Separation Date) multiplied by the value of the Participant's Stock Account as of the Valuation Date last preceding such Separation Date. Such valuation shall be determined in accordance with Section 4.2. Effective as of such Valuation Date, the amount of benefit so determined shall be credited to the Participant's Benefit Account and shall thereafter be credited with Interest on the last day of each month at the rate of Interest determined on the first day of such month.

              (B) Method and Timing of Payment. The Participant's Benefit Account, as determined under Section 6.2(A), shall be distributed to him (or to his Beneficiary if he has died) in 240 monthly installments, payable on the first of each month commencing on January 1 of the year following the Participant's Separation Date. The amount of each installment shall be equal to 1/n multiplied by the balance credited to the Participant's Benefit Account as of the last day of the month preceding the payment date, where "n" equals the number of payments yet to be made. The final payment will equal the balance in the Participant's Benefit Account on the date of payment. For example, if payments begin on January 1, 2005, the first payment will be equal to 1/240 of the balance in the Benefit Account on December 31, 2004, the February 1, 2005 payment will be equal to 1/239 of the balance in the Benefit Account of January 31, 2005, and so on until 240 installments have been paid.

        6.3 Emergency Distributions.

              (A) The Compensation Committee may at any time make a payment to a Participant in an amount up to the Participant's vested portion of his Stock and Dividend Accounts upon a showing of an unforeseeable emergency. An unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or

                                    - CA-4 -
        accident of the Participant or of a dependent (as defined in section 152(a) of the Code) of the Participant, loss of property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The need to send a Participant's child to college or the desire to purchase a home are not unforeseeable emergencies. Payments may not be made to the extent the hardship is or may be relieved (1) through reimbursement or compensation by insurance or otherwise, or (2) by liquidation of the Participant's assets, to the extent such liquidation would not itself cause severe financial hardship. The determination of whether an unforeseeable emergency within the meaning of this Section 6.3(A) exists shall be made at the sole discretion of the Compensation Committee. The amount of any such emergency distribution shall be limited to the amount necessary to meet the emergency.

              (B) In addition to the distributions permitted under Section 6.3(A), the Participant may, at any time, request the Compensation Committee to distribute all or part of the vested portion of his Stock and Dividend Accounts to him, which distributions shall be reduced by an 8% discount as a restriction on the availability of distributions pursuant to this Section 6.3(B).

                             ARTICLE VII - Funding

        7.1 Plan Unfunded. The Plan shall be unfunded and no trust shall be created. The Participant's Stock Account shall be reflected solely through bookkeeping entries. No actual funds shall be set aside. All benefits shall be paid by the Company from its general assets, and the Participant (or his Beneficiary) shall have only the rights of a general, unsecured creditor against the Company for any distributions due hereunder. The foregoing notwithstanding, the Company shall establish a grantor or "rabbi" trust for the purpose of enabling the Company to provide for the payment of benefits hereunder as they come due. Contributions to the rabbi trust shall be made by the Company at such times and in such amounts as the Board, in its sole discretion, shall determine.

                         ARTICLE VIII - Administration

        8.1 Compensation Committee. The Compensation Committee of the Board shall be in charge of the operation and administration of the Plan. The Committee may, however, delegate specific administrative responsibilities to officers or employees of the Company or to other individuals, all of whom shall serve at the pleasure of the Committee and, if full-time employees of the Company, without additional compensation.

        8.2 Powers and Duties of Committee. The Committee shall administer the Plan in accordance with its terms and shall have all the powers necessary to carry out such terms. The Committee shall act by a majority of its members at the time in office, and such action may be taken by a vote at a meeting or in writing without a meeting. The Chairman, or any member of the Committee designated by the Chairman, shall execute any certificate, instrument or other written direction on behalf of the Committee and shall direct the payment of benefits under the Plan. All interpretations of the Plan, and questions concerning its administration and application, shall be determined by the Committee in its sole discretion, and such determination shall be binding on all Participants and their Beneficiaries.

        8.3 Records and Reports. The Committee shall maintain records which shall contain all relevant data pertaining to the Participant and his rights under the Plan. It shall have the duty to carry into effect all rights or benefits provided hereunder to the extent Company assets are properly available therefor.

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


        8.4 Payments of Expenses. The Company shall pay all expenses of administering the Plan.

        8.5 Indemnification for Liability. The Company shall indemnify the members of the Committee and other employees of the Company to whom the Committee has delegated administrative or fiduciary duties against any and all claims, losses, damages, expenses, and liabilities arising from their responsibilities in connection with the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

        8.6 Claims Procedure. A claim for benefits under the Plan shall be filed with the Chairman of the Committee. Written notice of the disposition of a claim shall be furnished the Participant within 30 days after the application therefor is filed. In the event the claim is denied, the specific reasons for such denial shall be set forth, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the Participant can perfect his claim will be provided.

        8.7 Claims Review Procedure. The Participant or a Beneficiary who has been denied a benefit, shall be entitled, upon request to the Chairman of the Committee, to receive a written notice of such action, together with a full and clear statement of the reasons for the action. If the Participant or Beneficiary wishes further consideration of such claimant's position, the claimant may by written application request a hearing. The written request together with a written statement of the claimant's position, shall be filed with the Committee no later than 90 days after receipt of the written notification provided for above or in Section 8.6. The Committee shall schedule an opportunity for a full and fair hearing of the issue within 30 days following receipt of the claimant's written statement. The decision following such hearing shall be made within 30 days of such hearing and shall be communicated in writing to the claimant.

        8.8 Reporting and Disclosure Requirements. In order to comply with the requirements of Title I of ERISA, the Company shall:

              (a) File a statement with the Secretary of Labor that includes the name and address of the employer, the employer identification number assigned by the Internal Revenue Service, a declaration that the Company maintains the Plan primarily for the purpose of providing deferred compensation for a management and highly compensated employee and a statement of the number of such plans and the number of employees in each; and

              (b) Provide plan documents, if any, to the Secretary of Labor upon request as required by Section 104(a)(1) of ERISA. It is intended that this provision comply with requirements of DOL Reg. Section 2520.104-23.

                     ARTICLE IX - Amendment and Termination

        9.1 Amendment and Termination. The Board shall have the right, at any time, by an affirmative vote of a majority thereof, to amend or terminate, in whole or in part, the Plan, provided that such amendment or termination shall not adversely affect the right of the Participant to the benefits set forth in the Plan as effective June 1, 1996, including the right to accrue further Interest as provided herein.

                                    - CA-6 -

                      ARTICLE X - Miscellaneous Provisions

        10.1 Alienation or Assignment of Benefits. The Participant's rights and interest under the Plan may not be assigned or transferred prior to his death, and then only pursuant to the provisions of this Plan.

        10.2 Right to Withhold. The Company shall have the right to deduct from all cash payments any Federal, state or local taxes required by law to be withheld with respect to such cash payments.

        10.3 Construction. All legal questions pertaining to the Plan shall be determined in accordance with the laws of the Commonwealth of Pennsylvania except as preempted by Federal law.

        10.4 Headings. The headings are for reference only. In the event of a conflict between a heading and the content of an Article or Section, the content of the Article or Section shall control.

        IN WITNESS WHEREOF, HUNT MANUFACTURING CO. has caused this Plan to be duly executed, under seal, this ________ day of _______________, 1996.


[CORPORATE SEAL]                       HUNT MANUFACTURING CO.

Attest:


______________________                 By:___________________________
      Secretary                           Chief Executive Officer






                                    - CA-7 -